                                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                           EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant                                                 X
Filed by a Party Other than the Registrant                             __

Check the appropriate box:

___    Preliminary Proxy Statement
 X     Definitive Proxy Statement
----
___    Definitive Additional Materials
___    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                            SOUTHERN CALIFORNIA EDISON COMPANY
                           -------------------------------------------------------------------------------
                                     (Name of Registrant as Specified in its Charter)

                                                    KENNETH S. STEWART
                      -------------------------------------------------------------------------------
                                        (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

___  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(l), or 14a-6(j)(2)
___  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
___  Fee computed on table below per Exchange Act rules 14a-6(I)(4) and 0-11.

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(2)  Aggregate number of securities to which transaction applies:
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Set forth the amount on which the filing fee is  calculated  and state how it is determined.

___  Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:
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                                  JOINT NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                                        AND

                                               JOINT PROXY STATEMENT

                                                  ANNUAL MEETINGS
                                                   May 14, 2002

EDISON INTERNATIONAL                                                               SOUTHERN CALIFORNIA EDISON COMPANY
[GRAPHIC OMITTED]                                                                  [GRAPHIC OMITTED]

                                                                                     April 4, 2002

Dear Shareholder:

         You are invited to attend the Edison International and Southern California Edison Company ("SCE") Annual
Meetings of Shareholders.  The meetings will be held jointly on Tuesday, May 14, 2002, at the DoubleTree Hotel
Ontario, 222 N. Vineyard Avenue, Ontario, California, at 10:00 a.m., Pacific Time.

         Your voting instructions are enclosed, and the applicable 2001 Annual Report and Joint Proxy Statement are enclosed or are being delivered to you electronically.  The Joint Proxy Statement discusses the matters to be considered at the annual meetings.  At the meetings, we will report on the Companies' activities, and shareholders of Edison International and SCE will elect Directors who will oversee Company affairs until the next annual meetings.

         Whether or not you expect to attend the annual meetings, it is important that your shares be represented.  If you hold shares in both Edison International and SCE, you will receive a proxy or voting instruction card for each Company.  We are pleased to offer certain shareholders the option to vote shares by telephone or the Internet as well as by mail.  Voting by any of these methods, if available, will ensure that you are represented at the Annual Meetings even if you are not present.  Please review the instructions on the proxy card regarding these options.  If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

         Your continued interest in the business of Edison International and SCE is appreciated.

                                                    Sincerely,

         /s/ John E. Bryson                                       /s/ Alan J. Fohrer
         John E. Bryson                                           Alan J. Fohrer
         Chairman of the Board, President                         Chairman of the Board
         and Chief Executive Officer                              and Chief Executive Officer
         Edison International                                     Southern California Edison Company
----------------------------------------------------------------------------------------------------------------

EDISON INTERNATIONAL                                                                   SOUTHERN CALIFORNIA EDISON COMPANY
[GRAPHIC OMITTED]                                                                      [GRAPHIC OMITTED]

                            ===============================================================

                                             JOINT NOTICE OF ANNUAL MEETINGS
                                                       OF SHAREHOLDERS
                            ===============================================================

Date:      Tuesday, May 14, 2002

Time:      10:00 a.m., Pacific Time

Place:     DoubleTree Hotel Ontario
           222 N. Vineyard Avenue
           Ontario, California 91764

Matters to be voted upon by Edison International and Southern California Edison Company ("SCE") shareholders:

       o   Election of 11 Directors, respectively - The names of the Director nominees are:

                            John E. Bryson*                     Ronald L. Olson

                            Alan J. Fohrer**                    James M. Rosser

                            Bradford M. Freeman                 Richard T. Schlosberg, III

                            Joan C. Hanley                      Robert H. Smith

                            Bruce Karatz                        Thomas C. Sutton

                            Luis G. Nogales                     Daniel M. Tellep

                           *    John E. Bryson is a Director nominee for the
                                Edison International Board only.
                           **   Alan J. Fohrer is a Director nominee for the
                                SCE Board only.

       o   Any other business that may properly come before the meetings.

       Your Board of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.

Record Date:                 Shareholders of record at the close of business on March 15, 2002, and valid proxyholders for those shareholders, are entitled to vote at the annual meetings.

Voting Instructions:         To vote by mail, you may complete, sign, date and return the enclosed proxy card in the envelope provided.  If you hold shares in your own name, or through the Edison
                             International Dividend Reinvestment and Stock Purchase Plan or the SCE Stock Savings
                             Plus Plan, you may vote by telephone or via the Internet by following the instructions on your proxy card.  There is a special number assigned to you on the proxy card to safeguard your vote.  Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through midnight, May 13, 2002, except for Stock Savings Plus Plan shareholders who must vote by 5:00 p.m., Eastern Time, on May 9, 2002.  If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

Electronic Access:           Beginning with this annual meeting, Edison International is electronically delivering its Proxy Statements and Annual Reports for annual and special shareholders' meetings to certain employee-shareholders.  If you hold Edison
                             International shares through the SCE Stock Savings Plus Plan, and you use company
                             E-mail in the ordinary course of performing your job and are expected to log-on to
                             E-mail routinely to receive mail and communications, we will deliver these documents to you electronically for every shareholders' meeting.  This will save Edison
                             International the cost of producing and mailing these documents.  The Edison
                             International and SCE Joint Proxy Statement for the annual meetings, and the respective 2001 Annual Reports are available on Edison International's Internet site at http://www.edisoninvestor.com.  If these documents are being delivered to you electronically, you may also request paper copies through the date of the annual meetings by contacting Edison International, c/o SCE Law Department, Corporate
                             Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or
                             at 626-302-2662; and after the annual meetings by contacting Edison International,
                             Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999, Rosemead, California
                             91770 or at 626-302-1937.

Meeting Admission:           The following individuals will be admitted to the meetings:

       o   Shareholders of record on the record date, and their spouses;

       o   Individuals holding written proxies executed by shareholders of record on the record date;

       o   Shareholders who provide a letter or account statement from their broker or other nominee showing that they owned stock held in the name of the broker or other nominee on the record date, and their spouses; and

       o   Other individuals with the approval of the Edison International or SCE Secretary.

Shareholders which are companies or other entities are limited to three authorized representatives at the meetings.  Cameras, recording devices and other electronic devices will not be permitted at the meetings.

Dated:  April 4, 2002
                                                          For the Boards of Directors,

                                                          /s/ BEVERLY P. RYDER
                                                          BEVERLY P. RYDER, Vice President
                                                          and Secretary, Edison International,
                                                          Secretary, Southern California Edison Company

                                                   IMPORTANT

         In order to assure a quorum of shareholders at the annual meetings, please complete, sign, date and mail the enclosed card promptly; or (if available to you) give your instructions by telephone or the Internet as described on the enclosed card.  If you mail the enclosed card, please sign (do not print) your name exactly as it appears on the card.  When signing as attorney, executor, administrator, trustee or guardian, include your full title.  Please have an authorized officer whose title is indicated sign for corporations, charitable institutions and governmental units.  For partnerships, have a partner sign and indicate partnership status.

Appendix A:      Southern California Edison Company Charter for the Audit Committee of the
                 Board of Directors..........................................................................A-1

                                                 EDISON INTERNATIONAL
                                         SOUTHERN CALIFORNIA EDISON COMPANY
                                              2244 WALNUT GROVE AVENUE
                                                    P. O. BOX 800
                                             ROSEMEAD, CALIFORNIA 91770

                        ======================================================================

                                                JOINT PROXY STATEMENT

                        ======================================================================

                                      INTRODUCTION - SOLICITATION OF PROXIES

     This Joint Proxy Statement, proxy forms, voting instructions and the 2001 Annual Reports are being distributed together beginning April 4, 2002, to the Edison International and Southern California Edison Company
shareholders for their annual meetings.  The annual meetings will be held jointly on Tuesday, May 14, 2002, at the DoubleTree Hotel Ontario, 222 N. Vineyard Avenue, Ontario, California, at 10:00 a.m., Pacific Time.  The
Edison International and Southern California Edison Company Boards of Directors are soliciting proxies from you for use at their annual meetings, or at any adjournment or postponement of the meetings.  Proxies allow properly designated individuals to vote on your behalf at an annual meeting.  This Proxy Statement discusses the matters to be voted on at the annual meetings.

     In this Proxy Statement:

     o   "Annual meeting" means the Edison International annual meeting of shareholders and the Southern
         California Edison Company annual meeting of shareholders, which are being held jointly.

     o   "SCE" means Southern California Edison Company.

     o   "DRP" means the Edison International shareholder plan known as the Dividend Reinvestment and Stock
         Purchase Plan.

     o   "SSPP" means the SCE employee benefit plan known as the Stock Savings Plus Plan through which participants may hold Edison International shares.

     o   Holding shares in "street name" means your shares are held in an account through your broker, bank, fiduciary, custodian or other nominee, and you are considered the beneficial owner of those shares.
         Your name does not appear on the Companies' records as a shareholder.

     o   Holding shares as a "registered" shareholder or "of record" means your shares are registered in your own name directly with the Companies rather than in street name, and that stock certificates are issued in your own name.  Shares held in your DRP plan account are also included.

                             QUESTIONS AND ANSWERS ON VOTING, PROXIES, AND ATTENDANCE

Q:   What am I voting on?

A:   You are voting on the election of 11 Directors for Edison International and for SCE, respectively, and any other matters properly brought before the meetings.  The election of Directors is Item 1 on the proxy card.

Q.   Who can vote?

A.   All registered shareholders at the close of business on March 15, 2002, are entitled to vote at the meeting.  Holders of Edison International's Common Stock are entitled to one vote per share on each item of
     Edison International business.  On each item of SCE business, holders of SCE Cumulative Preferred Stock are entitled to six votes per share; holders of SCE $100 Cumulative Preferred Stock are entitled to two votes per share; and holders of SCE Common Stock are entitled to one vote per share.  Shareholders who hold shares that are not registered in their own name may only vote their shares by giving voting instructions to the registered shareholders.  Shares held by participants in the SSPP are registered in the name of the plan trustee and will be voted in its capacity as the stock fund investment manager.  Fractional shares, such as those held in the SSPP and in the DRP, may not be voted.  All shares of SCE Common and Preferred Stocks vote together as one class.

Q:   Who can attend the meeting?

A:   All shareholders on the record date, or their duly appointed proxies, may attend the meeting.  Shareholders'
     spouses are also welcome.  Seating, however, is limited.  All shareholders will be required to pass through a security inspection area, and they must check in at the registration desk at the meeting.  The registration desk will open at 8:00 a.m., Pacific Time.  If you are a registered or SSPP shareholder, an admission pass is included with these materials, and you will present your pass at the registration desk for admission.  If you do not have an admission pass and you are a registered shareholder, we will be able to verify your share ownership from the share register upon presentation of proper identification.  If your shares are not registered in your name, you will need to bring a letter or an account statement from your broker, plan trustee or other nominee reflecting your stock ownership as of the record date and to provide proper identification.  A shareholder which is a corporation, partnership, association or other entity is limited to three authorized representatives at the annual meeting.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:   How do I vote?

A:   If you are a registered or SSPP shareholder, you may choose one of the following ways to cast your vote:

         o    By mail:          Complete, date, sign and mail the proxy/voting instruction card in the enclosed postage prepaid envelope.

         o    By telephone:     Call 1-877-779-8683 toll free from the U.S. and Canada.
                                Call 201-536-8073 from outside the U.S. and Canada.

         o    Via the Internet:             Access the Edison International World Wide Web site
                                            http://www.eproxyvote.com/eix
                                            Access the SCE World Wide Web site http://www.eproxyvote.com/sce

     Registered shareholders have a fourth option to cast their vote:

         o    By ballot at the meeting:     Attend the annual meeting and complete a written ballot distributed at the meeting.

     If you vote by telephone or via the Internet, follow the instructions on the enclosed card.  You will be asked to enter the specially assigned control number on your proxy card.  Additionally, if you vote by telephone, you will receive recorded instructions, and if you vote via the Internet, an electronic proxy card.  Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through midnight, May 13, 2002, except for SSPP shareholders who must vote by 5:00 p.m., Eastern Time, on May 9,
     2002.

     By voting by mail, telephone or the Internet, you will authorize the individuals named on the proxy card, referred to as the proxies, or the SSPP trustee in its capacity as stock fund investment manager, to vote your shares according to your instructions.  You are also authorizing those persons to vote your shares on any other matter properly presented at the meeting.

     If you hold shares in street name, you will provide voting instructions as follows:

         o    By mail:                               On cards received from your broker or other nominee.

         o    By telephone or via the Internet:      If offered by your broker or other nominee.

         o    By ballot at the meeting:              If you request a legal proxy from your broker or other
                                                     nominee and deliver the proxy to the inspector of election before or at the meeting.

     Under California law, you may transmit a proxy by telephone or via the Internet if authorized by you or your attorney in fact.  SHAREHOLDERS WHO VOTE BY TELEPHONE OR OVER THE INTERNET SHOULD NOT MAIL THE PROXY CARD.

Q:   What happens if I return my proxy or vote by mail, telephone or the Internet, but I do not indicate my voting preference?

A:   If you return your proxy or vote by mail and do not indicate how you wish to vote for the nominees for
     Director, the proxies and SSPP trustee will vote FOR election of all the nominees for Director (Item 1).  If you enter your control number by telephone or on the Internet and do not indicate how you wish to vote for the nominees for Director, your shares will not be voted on the election.

Q:   What happens if I do not return my proxy or provide voting instructions?

A:   If you are a registered shareholder and you do not deliver voting instructions to a designated proxy or cast a ballot at the annual meeting, your shares will not be voted.  If you are an SSPP shareholder and you do not deliver voting instructions to the trustee, the trustee as stock fund investment manager may vote your shares as it chooses.  If you hold your shares in street name and you do not instruct your broker or other nominee how to vote your shares, the broker or other nominee may be authorized to vote your shares as it chooses on the matters to be considered at the meeting.  If your broker lacks this discretionary authority to vote on an item and properly indicates this to us, your shares will not be voted on that item and we call this a "broker nonvote" on that item.

Q:   What if I vote and then change my mind?

A:   If you are a registered shareholder, you can revoke your proxy by:

         o    Writing to the Edison International or SCE Secretary;

         o    Voting again via mail, telephone or the Internet; or

         o    Voting in person at the annual meeting.

     Your last vote will be the vote that is counted.

     If you are an SSPP shareholder, you can revoke your voting instructions by voting again via mail, telephone or the Internet by 5:00 p.m., Eastern Time, on May 9, 2002.

     If you hold shares in street name, you should contact your broker or other nominee before the annual meeting to determine whether you can change your voting instructions.

Q:   How many votes do you need to hold the meeting?

A:   As of the record date, March 15, 2002, Edison International had 325,793,174 shares of Edison International
     Common Stock outstanding and entitled to vote.  SCE had 5,150,198 shares of Cumulative Preferred Stock,
     2,557,000 shares of $100 Cumulative Preferred Stock, and 434,888,104 shares of SCE Common Stock outstanding and entitled to vote.

     The holders of the Edison International Common Stock have the right to cast a total of 325,793,174 votes.
     The holders of the SCE Cumulative Preferred Stock have the right to cast a total of 30,901,188 votes, the holders of the SCE $100 Cumulative Preferred Stock have the right to cast a total of 5,114,000 votes, and the holder of the SCE Common Stock, Edison International, has the right to cast a total of 434,888,104 votes.  Voting together as a class, the SCE shareholders have the right to cast a total of 470,903,292 votes.

     A quorum is required to transact business at the annual meeting.  The presence at the annual meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum.  If you properly return your proxy by mail, by telephone or via the Internet, you will be considered part of the quorum, even if you abstain from voting or withhold votes, and the proxies will vote your shares as you have indicated.  If a broker or other nominee holding your shares in street name votes your shares or returns a properly executed proxy representing your shares, your shares will be considered as present and part of the quorum, even if your broker or other nominee does not indicate a voting preference, or otherwise abstains or withholds votes, on any or all matters.

Q:   What vote is required to adopt the proposal at the meeting?

A:   On Item 1, the Election of Directors, the 11 nominees receiving the highest number of affirmative or "for"
     votes will be elected as Directors of Edison International and SCE, respectively.  Votes withheld for any of the nominees, abstentions or broker nonvotes will have the effect of reducing the number of affirmative votes a candidate might otherwise have received.

Q:   Who will count the votes?

A:   EquiServe Trust Company, N.A., will tabulate the votes and act as the inspector of election.  To protect the confidentiality of votes cast under the SSPP, Edison International will not have access to any of the SSPP shareholders' voting instructions, and SSPP voting results will only be reported in the aggregate.

Q:   What shares are included on the proxy card?

A:   If you hold shares in both Edison International and SCE, you will receive a card for each Company.  The shares listed on your card(s) represent all the shares of common stock and preferred stock registered in your name (as distinguished from those held in street name), all whole shares held in the DRP, and all whole shares held in the SSPP.  You will receive separate cards from your broker or other nominee if you hold shares in street name.

Q:   What does it mean if I get more than one proxy card?

A:   It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names.  You should vote each of the proxy cards to ensure that all of your shares are voted.

Q:   How much did this proxy solicitation cost?

A:   Edison International and SCE have retained Georgeson Shareholder to solicit proxies from shareholders at an estimated fee of $10,000 plus expenses.  (This fee does not include the costs of printing and mailing the proxy materials.)  Edison International and SCE will pay all proxy solicitation costs.  Some of the directors, officers and other employees of Edison International and/or SCE also may solicit proxies personally, by mail, by telephone or by other electronic means for no additional compensation, except for customary overtime pay.  Edison International and SCE will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of their stocks and obtaining voting instructions.

Q:   Whom can I call with any questions?

A:   You may call Wells Fargo Bank at 800-347-8625 or visit their World Wide Web site at
     http://www.wellsfargo.com/comshareowner_services

Q:   How do the Boards recommend I vote?

A:   The Edison International and SCE Boards recommend the election of their nominees for Directors listed in this Proxy Statement.

                                HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     If you are a registered shareholder and share an address with other registered shareholders, you may be receiving multiple copies of the applicable Annual Report to Shareholders and Proxy Statement.  You can save the
Companies money if you direct us to discontinue mailing all future multiple annual reports, proxy statements, proxy statements combined with a prospectus, and information statements by marking the appropriate box on the enclosed proxy card, or by following the instructions provided when you vote by telephone or over the Internet.
The Companies intend to deliver only one respective annual report, one proxy statement, one proxy statement combined with a prospectus, and one information statement to multiple registered shareholders sharing an address if such multiple shareholders have given their consent and the Companies have not received contrary instructions from one or more of such shareholders.  This practice is commonly referred to as "householding."  The Companies do not plan to electronically household documents.  Your consent to householding is perpetual, meaning it will remain in effect until revoked.  Eliminating duplicate mailings will not affect your receipt of future proxy cards.  To resume the mailing of individual copies of future annual reports, proxy statements, proxy statements combined with a prospectus, and information statements to a particular account, you may contact Wells Fargo Bank,
N.A., Attn:  Householding, P. O. Box 64854, St. Paul, Minnesota 55164-0854, or at 800-347-8625, and your request will be effective within thirty days after receipt.  Additionally, the Companies have been notified that certain brokers and other nominees will household the Companies' annual reports and proxy statements for shareholders who hold in street name and have consented to householding.  In this case, you may request an individual copy of this
Joint Proxy Statement and/or the applicable 2001 Annual Report by contacting your broker or other nominee.

                             ELECTRONIC ACCESS TO PROXY STATEMENTS AND ANNUAL REPORTS

     This Joint Proxy Statement and the Edison International and SCE 2001 Annual Reports are available on Edison
International's Internet site at http://www.edisoninvestor.com.  Most shareholders can view future shareholder communications including proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and save the Companies the cost of producing and mailing these documents.

     If you are an SSPP shareholder, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, Edison International intends to deliver proxy statements and annual reports to you electronically for every shareholders' meeting.  You may also request paper copies through the date of the annual meetings by contacting Edison International, c/o SCE Law
Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at
626-302-2662; and after the annual meetings by contacting Edison International, Investor Relations, 2244 Walnut
Grove Avenue, P. O. Box 999, Rosemead, California 91770 or at 626-302-1937.

     If you are a registered shareholder and/or SSPP shareholder who does not have a company-assigned E-mail address, you can choose this option by checking the appropriate box on your proxy card or by following the instructions provided if you vote by telephone or over the Internet.  In order to receive shareholder communications electronically, you must have an E-mail account, access to the Internet through an Internet service provider, and a Web browser that supports secure connections.  Acceptance of electronic delivery of these documents will remain in effect until withdrawn.  Your consent to electronic delivery can be withdrawn at any time by contacting Wells Fargo Bank, N.A., P. O. Box 64856, St. Paul, Minnesota 55164-0856 or at 800-347-8625.
You may also request paper copies

of the proxy materials from the date you receive this Proxy Statement through the date of the applicable annual meetings by contacting Edison International or SCE, as the case may be, c/o SCE Law Department, Corporate
Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at 626-302-2662; and after the annual meetings by contacting Edison International, Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999,
Rosemead, California 91770 or at 626-302-1937.

     If you are a registered shareholder and/or SSPP shareholder who does not have a company-assigned E-mail address and choose to view future proxy statements and annual reports over the Internet, you will receive notice each year containing the Internet address of those materials.

     If you hold shares in street name, check the information provided by the nominee holding your shares for instructions on how to elect to view future proxy statements and annual reports over the Internet.  Your broker or other nominee will receive notice containing the Internet address to use to access Edison International's and
SCE's Proxy Statement and Annual Reports.

     For all shareholders, although there are no costs for this service, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies for which you will be responsible.

                                               ELECTION OF DIRECTORS
                                               Item 1 on Proxy Card

                                               NOMINEES FOR ELECTION

     Eleven Directors will be elected to the Edison International and SCE Boards, respectively, to hold office until the next annual meeting.  Should any of the nominees become unavailable to stand for election as a
Director, the proxies will have the authority to vote for substitute nominees as they choose.

     The nominees for Directors of Edison International and SCE are the same, except for Mr. Bryson who is a nominee for the Edison International Board only, and Mr. Fohrer who is a nominee for the SCE Board only.  Three current Directors, Warren Christopher, Carl F. Huntsinger, and Charles D. Miller, are retiring from both Boards.
Messrs. Freeman, Karatz and Schlosberg are being nominated to serve as Directors for the first time for both
Boards.  A brief biography of each nominee is presented below.

JOHN E. BRYSON*
Chairman of the Board, President and Chief Executive Officer of Edison International and Chairman of the Board of
Edison Mission Energy (an electric power generation nonutility subsidiary of Edison International) (since 2000);
Chairman of the Board and Chief Executive Officer of Edison International and SCE (1990-1999)
Mr. Bryson has been a Director of Edison International since 1990.  He is a Director of The Walt Disney Company,
The Boeing Company, and Pacific American Income Shares, Inc. & Western Asset Funds, Inc. Mr. Bryson is a graduate of Stanford University and Yale Law School.  Age 58.

*    John E. Bryson is a nominee for Director of Edison International only.

ALAN J. FOHRER**
Chairman of the Board and Chief Executive Officer of SCE (since 2002); President and Chief Executive Officer of
Edison Mission Energy (2000-2001); Chairman of the Board of Edison Mission Energy (1999); Executive Vice
President and Chief Financial Officer of Edison International (1996-2000)
Mr. Fohrer has been a Director of SCE since January 1, 2002.  Mr. Fohrer holds two degrees in civil engineering from the University of Southern California, and received his MBA degree from California State University, Los
Angeles.  Age 51.

BRADFORD M. FREEMAN
Founding Partner, Freeman Spogli & Co. (private investment company) (since 1983)
Mr. Freeman is being nominated for the first time as a Director of Edison International and SCE.  He is a
Director of RDO Equipment Co.  Mr. Freeman is a graduate of Stanford University, and holds an MBA degree from
Harvard Business School.  Age 60.

JOAN C. HANLEY
The Former General Partner and Manager of Miramonte Vineyards (1973-1998)
Mrs. Hanley has been a Director of SCE since 1980 and a Director of Edison International since 1988.  She is a
Director of the Harbor-UCLA Research and Education Institute, Chairman of the Harbor-UCLA Collegium, and a
Trustee of Pomona College.  Mrs. Hanley is a graduate of the University of Washington.  Age 69.

BRUCE KARATZ
Chairman, President and Chief Executive Officer of KB Home (homebuilding) (since 1993)
Mr. Karatz is being nominated for the first time as a Director of Edison International and SCE.  He is a Director
of Avery Dennison Corporation, Honeywell International, Inc., The Kroger Company, and National Golf Properties,
Inc.  Mr. Karatz is a graduate of The Blake School and Boston University, and holds a Law degree from the
University of Southern California.  Age 56.

LUIS G. NOGALES
Managing Partner of Nogales Investors (a private equity investment company) (since 2001); President of Nogales
Partners (a private equity investment company) (1990-2001)
Mr. Nogales has been a Director of Edison International and SCE since 1993.  He is a Director of Arbitron Inc.
and KB Home.  Mr. Nogales is a graduate of San Diego State University and Stanford Law School.  Age 58.

RONALD L. OLSON
Partner of the law firm of Munger, Tolles and Olson (since 1970)
Mr. Olson has been a Director of Edison International and SCE since 1995.  He is a Director of Berkshire
Hathaway, Inc., Pacific American Income Shares, Inc. & Western Asset Funds, Inc., and City National Corporation.
Mr. Olson is a graduate of Drake University and University of Michigan Law School and holds a Diploma in Law from
Oxford University.  Age 60.

**   Alan J. Fohrer is a nominee for Director of SCE only.

JAMES M. ROSSER
President of California State University, Los Angeles (since 1979)
Dr. Rosser has been a Director of SCE since 1985 and a Director of Edison International since 1988.  He is a
Director of United California Bank.  Dr. Rosser holds three degrees from Southern Illinois University.  Age 63.

RICHARD T. SCHLOSBERG, III
President and Chief Executive Officer of The David and Lucile Packard Foundation (private family foundation)
(since 1999); Publisher and Chief Executive Officer, Los Angeles Times (newspaper) (1994-1997); Executive Vice
President and Director, The Times Mirror Company (media communications) (1994-1997)
Mr. Schlosberg is being nominated for the first time as a Director of Edison International and SCE.
Mr. Schlosberg is a graduate of the United States Air Force Academy, and holds an MBA degree from Harvard Business
School.  Age 58.

ROBERT H. SMITH
Managing Director of Smith & Crowley, Inc. (merchant banking) (since 1992)
Mr. Smith has been a Director of SCE since 1987 and a Director of Edison International since 1988.  He is a
Director of Tarpanwear International, Inc., and a Trustee of the University of Southern California and Santa
Clara University.  Mr. Smith is a graduate of the University of Southern California and holds a Law degree from
Van Norman University.  Age 66.

THOMAS C. SUTTON
Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company (since 1990)
Mr. Sutton has been a Director of Edison International and SCE since 1995.  He is a Director of Newhall Land &
Farming Company and The Irvine Company.  Mr. Sutton is a graduate of the University of Toronto.  Age 59.

DANIEL M. TELLEP
Retired Chairman of the Board of Lockheed Martin Corporation (aerospace industry) (1996)
Mr. Tellep has been a Director of Edison International and SCE since 1992.  Mr. Tellep holds two degrees from the
University of California at Berkeley and has completed studies at Harvard University.  Age 70.

                                                 BOARD COMMITTEES

     The Edison International and SCE Board Committees are the Audit Committee, Compensation and Executive
Personnel Committee, Executive Committee, Finance Committee and Nominating Committee. The composition of each
Committee is the same for Edison International and SCE, except for the Executive Committee.  Each Committee held the same number of meetings in 2001, unless otherwise indicated in the table below.  This table describes the
Boards' Committees.

                                                                                                             NUMBER OF
            COMMITTEE NAME                                                                                    MEETINGS
          AND CURRENT MEMBERS                                 COMMITTEE FUNCTIONS                             IN 2001
          -------------------                                 -------------------                             -------

Audit                                    o    Meets regularly with management, the independent public            6
     Daniel M. Tellep, Chair                  accountants, and the internal auditors to make
     Carl F. Huntsinger                       inquiries regarding the manner in which the
     Charles D. Miller                        responsibilities of each are being discharged.
     Robert H. Smith
     Thomas C. Sutton                    o    Recommends to the Boards the annual appointment of the
                                              independent public accountants, Committee charter
                                              revisions, and the inclusion of the year-end audited
                                              financial statements in the Annual Report on Form 10-K.

                                         o    Reviews with the independent public accountants the
                                              scope of audit and other engagements and the related
                                              fees, their independence, the adequacy of internal
                                              accounting controls, and the year-end audited financial
                                              statements.

                                         o    Reviews with management the audit plans and year-end
                                              audited financial statements.

                                         o    Reviews information provided on legal proceedings,
                                              environmental compliance, health and safety compliance,
                                              information technology security, legal compliance,
                                              business ethics monitoring and internal auditing
                                              programs.

Compensation and                         o    Reviews the performance and sets the compensation of               4
Executive Personnel                           the Executive Officers.
     Robert H. Smith, Chair
     Charles D. Miller                   o    Approves the design of executive compensation programs.
     Luis G. Nogales
     James M. Rosser                     o    May elect designated officers and determine their
     Thomas C. Sutton                         compensation.

                                         o    Participates in executive succession planning and
                                              management development.

                                         o    Has additional duties described in the "Compensation
                                              and Executive Personnel Committees' Report on Executive
                                              Compensation" below.

Executive                                o    Has all the authority of the Boards between meetings
     Edison International                     except to the extent limited by the California General           Edison

     Warren Christopher, Chair                Corporation Law.                                             International:
     John E. Bryson                                                                                              4
     Carl F. Huntsinger
     Ronald L. Olson
     James M. Rosser
     SCE
     ---
     Warren Christopher, Chair                                                                                  SCE:
     Alan J. Fohrer                                                                                              2
     Carl F. Huntsinger
     Ronald L. Olson
     James M. Rosser

Finance                                  o    Regularly reviews the financial structure of their                 3
     Luis G. Nogales, Chair                   respective company.
     Joan C. Hanley
     Ronald L. Olson                     o    The Edison International Finance Committee reviews the
     James M. Rosser                          financial planning process and investment outlook for
     Thomas C. Sutton                         Edison International and its nonutility subsidiaries,
     Daniel M. Tellep                         and approves certain committed investments.

                                         o    The SCE Finance Committee reviews the five-year capital
                                              expenditure outlook, financing plans, total revenue
                                              requirements, and earnings trends of SCE as well as
                                              approving certain capital projects.

Nominating                               o    Periodically consults with management, reviews                     1
     Joan C. Hanley, Chair                    shareholder suggestions of Director candidates, and
     Warren Christopher                       makes recommendations regarding Board composition and
     Carl F. Huntsinger                       selection of candidates for election.
     Charles D. Miller
     Ronald L. Olson

     For consideration by the Nominating Committees, shareholder suggestions for Director candidates should be submitted in writing to the Secretary of Edison International and/or SCE.  The deadlines and additional procedures for shareholder nominations are in "Shareholder Proposals and Nominations for 2003 Annual Meetings"
below.

                                           BOARD MEETINGS AND ATTENDANCE

     During 2001, the Edison International Board and the SCE Board each met 15 times.

     During 2001, all current Directors attended 75% or more of all Edison International and SCE Board and applicable Committees' meetings he or she was eligible to attend.

                                                BOARD COMPENSATION

     Directors who are employees of Edison International or SCE are not paid additional compensation for serving as Directors.  Non-employee Directors are compensated as described below.

Fees

     During 2001, each non-employee Director was paid as follows:

     o   an annual Board retainer of $25,000,

     o   an annual retainer of $3,000 to Board Committee chairpersons,

     o   an annual Executive Committee retainer of $2,000 to Executive Committee members,

     o   $1,500 for each Board meeting attended,

     o   $1,000 for each Board Committee meeting attended, and

     o   $1,500 for any other business meetings attended as a Director.

     Non-employee Directors serve on both the Edison International Board and the SCE Board and the same
Committees of each Board.  Non-employee Directors receive only one retainer and, if the meetings of the Boards or the same Committees of each Company are held concurrently or consecutively, they receive only one meeting fee.
It is the usual practice of Edison International and SCE that meetings of the Edison International and SCE Boards are held together or consecutively and a single meeting fee is paid to each non-employee Director for each set of meetings.  Edison International and SCE Committee meetings are similarly managed.  Directors are reimbursed for out-of-pocket expenses they incur serving as Directors.

     Due to an illness, Dr. Edward Zapanta resigned as a Director from the Edison International and SCE Boards, effective October 31, 2001.  He was paid an additional $12,500 equal to the remaining annual Board retainer had he been able to complete his term.

Equity Compensation Plan

     Under terms of the Edison International Equity Compensation Plan, each non-employee Director of Edison
International and SCE is automatically granted upon election or reelection to the Boards:

     o   500 shares of Edison International Common Stock, and

     o   300 deferred stock units.

     Directors serving on both Boards receive only one award of stock and deferred stock units per year.  The deferred stock units are credited to the Director's deferred compensation plan account.  Each stock unit represents the value of one share of Edison International Common Stock.  Stock units accrue dividend equivalents, if and when dividends are paid on the Edison International Common Stock, that are converted to additional stock units under the plan.  The stock units cannot be voted or sold.  The deferred stock units will be distributed in cash in a lump sum upon the Director's retirement from the Boards unless the Director's request to receive distribution in the form of installments over 5, 10, or 15 years was previously approved.  Resignation prior to retirement will result in a lump sum payment.

Deferred Compensation Plans

     1985 Deferred Compensation Plan

     SCE non-employee Directors were permitted to defer compensation earned from October 1, 1985, through
December 31, 1989, under the terms of the SCE 1985 Deferred Compensation Plan for Directors. These amounts are deferred until the participant ceases to be a Director, dies or attains a predetermined age of at least 65, but not greater than 72.  The account may be paid in installments of 10 or 15 equal annual installments or 120 or 180 equal monthly installments.  If a participant dies before payments have begun, his or her beneficiary will receive the account payments over the term elected by the participant.  In addition, the beneficiary will receive annual payments equal to 75% of the participant's total deferred commitment for ten years.  If a participant dies after payments have begun, the remainder of his or her account will continue to be paid to the beneficiary.
Following the completion of these payments, if the beneficiary is the surviving spouse, the person will be entitled to a five-year certain life annuity equal to 50% of the payments the participant had been receiving.  If the beneficiary is someone other than a spouse, the payments will be made for five years only.  All amounts payable under this plan are treated as obligations of SCE.

     Director Deferred Compensation Plan

     Non-employee Directors of Edison International and SCE are eligible to defer up to 100% of their Board compensation, including any retainers, and any meeting fees under the Edison International Director Deferred
Compensation Plan.  A grantor trust has been adopted to fund the deferred compensation liability.  Amounts may be deferred until a specified year, retirement, death or discontinuance of service as a Director.  Compensation deferred until a specified year is paid as a single lump sum.  Compensation deferred until retirement or death may be paid as a single lump sum, in monthly installments of 60, 120, or 180 months, or in a combination of a partial lump sum and installments.  Deferred compensation is paid as a single lump sum or in three annual installments upon any other discontinuance of service as a Director.  All amounts payable under this plan are treated as obligations of Edison International.

     Preferential interest (interest considered under the Securities and Exchange Commission rules to be at above-market rates) was credited during 2001 to the plan accounts of the following Directors under the 1985
Deferred Compensation Plan and the Director Deferred Compensation Plan:

                                                                  Preferential Interest
                                                                  ---------------------
                                                              1985 Plan          Director DCP
                                                              ---------          ------------
                                                                 ($)                 ($)
                           Warren Christopher                    4,600                   0
                           Joan C. Hanley                       99,159                   0
                           Carl F. Huntsinger                   99,159              12,549
                           Ronald L. Olson                           0               5,162
                           James M. Rosser                      99,159              12,670
                           Robert H. Smith                           0               6,176
                           Thomas C. Sutton                          0               3,873
                           Edward Zapanta                       99,159                 571

     Mr. Christopher was re-elected as a Director of Edison International and SCE in 1997 following distinguished service as U. S. Secretary of State.  Retirement and deferred compensation benefit payments attributable to his prior service as a Director will continue to be paid.  Any additional benefits accruing during his current term as a Director will be payable to Mr. Christopher in accordance with the terms of the plans in effect at the time of his subsequent retirement.

                                STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of equity securities of Edison International, SCE and any of their subsidiaries beneficially owned as of February 28, 2002, except as otherwise noted, by the respective Directors and Executive Officers of Edison International and SCE.  The table includes shares that can be acquired through
April 29, 2002, through the exercise of stock options and the payment of Retention Incentive deferred stock units.  Unless otherwise noted, each individual has sole voting and investment power.

                                                                           Amount and Nature of Beneficial Ownership
                                                                           -----------------------------------------
                                                                  Deferred                                Total Shares    Percent
Name of                       Title of                              Stock                      SSPP       Beneficially      of
Beneficial Owner              Class of Stock                      Units(1)(2    Options(2)   Shares(3)      Owned(4)       Class
----------------              --------------                      ----------    ----------   ---------      --------       -----

John E. Bryson(5)             Edison International Common Stock      61,890      830,051      18,260        975,521(7)      *
Warren Christopher            Edison International Common Stock                                               3,685(8)      *
Theodore F. Craver, Jr.(5)    Edison International Common Stock      23,088      107,051                    137,229(9)      *
Bryant C. Danner(5)           Edison International Common Stock      23,010      280,626       4,210        316,273(10)     *
John R. Fielder(5)            Edison International Common Stock      10,743      129,101      14,430        158,358         *
Alan J. Fohrer(5)             Edison International Common Stock      26,541      261,526      28,308        320,961         *
Robert G. Foster              Edison International Common Stock      14,782      113,875       4,760        134,086         *
Stephen E. Frank(6)           Edison International Common Stock      25,323      404,100       6,620        442,880         *
Bradford M. Freeman           Edison International Common Stock                                              50,000         *
Joan C. Hanley                Edison International Common Stock                                               9,594(8)      *
Carl F. Huntsinger            Edison International Common Stock                                              14,537(11)     *
Bruce Karatz                  Edison International Common Stock                                               3,300(12)     *
Charles D. Miller             Edison International Common Stock                                              20,586(13)     *
Luis G. Nogales               Edison International Common Stock                                               4,025         *
Ronald L. Olson               Edison International Common Stock                                              29,494(14)     *
Stephen E. Pickett(5)         Edison International Common Stock      11,199       62,775       3,424         77,914         *
Harold B. Ray                 Edison International Common Stock      18,170      139,051       1,603        159,789(15)     *

                                                                           Amount and Nature of Beneficial Ownership
                                                                           -----------------------------------------
                                                                  Deferred                                Total Shares    Percent
Name of                       Title of                              Stock                      SSPP       Beneficially      of
Beneficial Owner              Class of Stock                      Units(1)(2    Options(2)   Shares(3)      Owned(4)       Class
----------------              --------------                      ----------    ----------   ---------      --------       -----

James M. Rosser               Edison International Common Stock                                               8,600(16)     *
Richard T. Schlosberg, III    Edison International Common Stock                                               1,000(12)     *
Robert H. Smith               Edison International Common Stock                                              19,623(17)     *
Thomas C. Sutton              Edison International Common Stock                                              30,717(8)      *
Daniel M. Tellep              Edison International Common Stock                                              17,634(8)      *
------------------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers
of Edison International as a group (24 individuals)
                              Edison International Common Stock     252,367    2,518,306      85,171      3,167,064(18)     *
------------------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers
of SCE as a group (26 individuals)
                         Edison International Common Stock          156,622    1,489,597      88,003      1,953,143(19)     *
==============================================================================================================================
*        Represents 1% or less of the class.

(1)   The Retention Incentive deferred stock units are described in footnote (2) to the table below entitled
      "Long-Term Incentive Plan Awards in Last Fiscal Year."

(2)   Includes shares which can be acquired or will be paid on an accelerated basis due to retirement, death, disability and/or termination of employment.

(3)   SSPP shares for which instructions are not received from any plan participant may be voted by the Edison
      International stock fund investment manager as it chooses.

(4)   Includes amounts listed in the first three columns.

(5)   Mr. Bryson is a Director and Executive Officer of Edison International only.  Messrs. Danner and Craver are
      Executive Officers of Edison International only.  Messrs. Fielder and Pickett are Executive Officers of SCE
      only.  Mr. Fohrer is a Director of SCE only, but an Executive Officer of both Edison International and SCE.

(6)   Mr. Frank retired as a Director and Executive Officer of Edison International and SCE effective January 1,
      2002.

(7)   Includes 14,000 shares held as co-trustee of trust with shared voting and investment power, 6,000 shares held as trustee of trust with shared voting and sole investment power, 45,120 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, and 200 shares held by spouse with shared voting and investment power.

(8)   Held as co-trustee and co-beneficiary of trust with shared voting and investment power.

(9)   Includes 6,000 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power.

(10)  Includes 8,427 shares held with spouse as joint tenants with shared voting and investment power.

(11)  Includes 9,537 shares held as trustee and co-beneficiary with shared voting and sole investment power, and
      5,000 shares held by spouse with shared voting and investment power.

(12)  Shares are beneficially owned as of March 1, 2002.

(13)  Includes 17,586 held as co-trustee and co-beneficiary of trust with shared voting and investment power, and
      3,000 shares held in a foundation with shared voting and investment power which are not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934.

(14)  Includes 4,494 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, 10,000 shares held in a 401(k) plan with shared voting and sole investment power, and 15,000 shares held in a foundation with shared voting and investment power which are not deemed beneficially owned under
      Section 16 of the Securities Exchange Act.

(15)  Includes 965 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power.

(16)  Held as co-trustee and co-beneficiary with shared voting and sole investment power.

(17)  Includes 6,400 shares held as co-trustee and co-beneficiary of trust with shared voting and sole investment power, 2,223 shares held by daughter for which Mr. Smith may be deemed to have shared voting and investment power but disclaims beneficial ownership, and 3,000 shares held by spouse with shared voting and investment power.

(18)  Includes 136,092 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, 8,427 shares held with spouse as joint tenants with shared voting and investment power, 4,300 shares acquired after February 28, 2002, 14,000 shares held as co-trustee of trust with shared voting and investment power, 15,000 shares held as co-trustee and co-beneficiary of trust with shared voting and sole investment power, 9,537 shares held as trustee and co-beneficiary with shared voting and sole investment power, 6,000 shares held as trustee of trust with shared voting and sole investment power, 10,000 shares held in a 401(k) plan with shared voting and sole investment power, 8,200 shares held by spouse with shared voting and investment power, 2,223 shares held by daughter for which may be deemed to have shared voting and investment power but as to which beneficial ownership is disclaimed, and 18,000 shares held in a foundation with shared voting and investment power.

(19)  Includes 84,972 shares held as co-trustee and co-beneficiary of trust with shared voting and investment power, 4,300 shares acquired after February 28, 2002, 15,000 shares held as co-trustee and co-beneficiary of trust with shared voting and sole investment power, 9,537 shares held as trustee and co-beneficiary with shared voting and sole investment power, 10,000 shares held in a 401(k) plan with shared voting and sole investment power, 8,000 shares held by spouse with shared voting and investment power, 2,223 shares held by daughter for which may be deemed to have shared voting and investment power but as to which beneficial ownership is disclaimed, and 18,000 shares held in a foundation with shared voting and investment power.

                              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Edison International and SCE Directors and certain officers, and persons who own more than 10% of a registered class of Edison International's or SCE's equity securities, are required to file ownership reports and changes in ownership of such securities with the SEC and one designated national securities

Page16

exchange under Section 16(a) of the Securities Exchange Act.  Based on a review of the reports and written representations from the Directors and those officers, Edison International and SCE believe that all Section
16(a) filing requirements were met during 2001.

                                      STOCK OWNERSHIP OF CERTAIN SHAREHOLDERS

     The following are the only shareholders known by Edison International or SCE to beneficially own more than
5% of any class of either Companies' voting securities as of February 28, 2002, except as otherwise indicated:

                                                                                          Amount and
                                                                                          Nature of
                                                    Name and Address of                   Beneficial       Percent
        Title of Class of Stock                       Beneficial Owner                    Ownership        of Class
        -----------------------                       ----------------                    ---------        --------

  Edison International                  Capital Research and Management Company           36,059,500(1)     11.1%
     Common Stock                       333 South Hope Street
                                        Los Angeles, California 90071
  Edison International                  State Street Bank and Trust Company               31,016,427(2)      9.5%
     Common Stock                       225 Franklin Street
                                        Boston, Massachusetts 02011
  Edison International                  J. P. Morgan Chase & Company                      18,497,473(3)      5.6%
     Common Stock                       270 Park Avenue
                                        New York, N. Y. 10017
  Edison International                  Putnam Investments, LLC                           17,064,503(4)      5.2%
     Common Stock                       One Post Office Square
                                        Boston, Massachusetts 02109
  Edison International                  Capital Group International, Inc.                 16,646,200(5)      5.1%
     Common Stock                       11100 Santa Monica Boulevard
                                        Los Angeles, California 90025
  SCE Common Stock                      Edison International                             434,888,104(6)      100%
                                        2244 Walnut Grove Avenue
                                        Rosemead, California 91770
  SCE Cumulative Preferred Stock        O. Francis Biondi, Jr.                               278,670(7)      5.4%
                                        Brian J. Higgins
                                        575 Lexington Avenue, 7th Floor
                                        New York, New York 10022

(1)  This information is based on a Schedule 13G dated September 10, 2001, as amended by Amendment No. 1 dated
     February 11, 2002, filed with the SEC.  Acting as an investment adviser to various investment companies,
     Capital Research reports that it may be deemed to have sole investment power and no voting power over these shares, but disclaims beneficial ownership.

(2)  This information is based on a Schedule 13G, dated February 5, 2002, filed with the SEC.  Acting in various fiduciary capacities, State Street reports that it has sole voting power over 5,980,249 shares, sole investment power over 31,001,164 shares, shared voting power over 24,212,659 shares, and shared investment power over 15,263 shares.  As of February 28, 2002, 24,132,295 shares of the class, or 7.4%, are held as the
     SSPP Trustee.  SSPP shares are voted in accordance with instructions given by participants, whether vested or not.  SSPP shares for which instructions are not received may be voted by the Edison International stock fund investment manager as it chooses.  SSPP participants may not vote or give instructions how to vote fractional shares.

(3)  This information is based on a Schedule 13G dated February 13, 2002, filed with the SEC.  As a holding company for several wholly-owned subsidiaries, J. P. Morgan Chase reports that it has sole voting power over
     14,093,570 shares, sole investment power over 17,556,282 shares, shared voting power over 699,029 shares, and shared investment power over 939,391 shares.

(4)  This information is based on a Schedule 13G, dated February 5, 2002, filed with the SEC.  As the owner of several investment advisers, Putnam Investments reports that it has shared voting power over 853,954 shares and shared investment power over all 17,064,503 shares.

(5)  This information is based on a Schedule 13G, dated February 11, 2002, filed with the SEC.  As the parent holding company of a group of investment management companies, Capital Group reports that it may be deemed to have sole voting power over 13,317,700 shares and sole investment power over 16,646,200 shares, but disclaims beneficial ownership.

(6)  Edison International became the holder of all issued and outstanding shares of SCE Common Stock on
     July 1, 1988, when it became the holding company of SCE.  Edison International has sole voting and investment power over these shares.

(7)  This information is based on a Schedule 13D, dated January 18, 2002, as amended by Amendment Nos. 1, 2 and 3 dated January 22, 2002, January 31, 2002, and February 12, 2002, respectively, filed with the SEC by
     Mr. Biondi, Mr. Higgins, King Street Capital, L.P. ("KSC"), King Street Advisors, L.L.C. ("KSA"), King Street
     Capital Management, L.L.C. ("KSCM"), and King Street Capital, Ltd. ("KSC Ltd."), as a group, reporting interests in shares of SCE's Cumulative Preferred Stock, 4.08% Series ($25 par value).  Messrs. Biondi and
     Higgins have shared voting and investment power over these shares.  Because shareholders of the 4.08% Series generally vote together as a class with the holders of other series of SCE's Cumulative Preferred Stock, SCE does not consider the 4.08% Series as a separate class of its voting securities for purposes of this table.
     Therefore, the "percent of class" shown in the table (5.4%) is the percentage of the entire class of
     Cumulative Preferred Stock ($25 par value).  However, the reporting persons state that KSC and KSA have shared voting and investment power over 95,890 shares or 9.6% of the Series; KSCM and KSC Ltd. have shared voting and investment power over 182,780 shares or 18.3% of the Series; and, Messrs. Biondi and Higgins have shared voting and investment power over 278,670 shares or 27.9% of the Series.  KSC's, KSA's, and KSCM's address is 575 Lexington Avenue, 7th Floor, New York, New York 10022, and KSC Ltd.'s address is c/o HWR
     Services, Craigmuir Chambers, P. O. Box 71, Road Town, Tortola, British Virgin Islands.

                                              EXECUTIVE COMPENSATION
                                           SUMMARY COMPENSATION TABLE(1)

     The following table presents information regarding compensation of the Chief Executive Officers of Edison
International and SCE ("CEO"), and the other four most highly compensated Executive Officers of Edison
International and SCE, for services rendered during 1999, 2000 and 2001.  These individuals are referred to as
"Named Officers" in this Joint Proxy Statement.

                                                                                 Long-Term Compensation
                                                                                 ----------------------

                                               Annual Compensation                   Awards             Pay-
                                               -------------------                   ------             ----
                                                                                                        outs
(a)                             (b)       (c)         (d)          (e)         (f)           (g)        (h)       (i)
---                             ---       ---         ---          ---         ---           ---        ---       ---

                                                                  Other        Re-       Securities               All
                                                                  Annual     stricted    Underlying     LTIP     Other
Name and                                                         Compen-      Stock       Options/      Pay-    Compen-
Principal Position(2)           Year    Salary       Bonus      sation(3)    Award(s)      SARs(4)      outs   sation(5)
---------------------           ----    ------       -----      ---------    --------      -------      ----   ---------
                                          ($)         ($)          ($)         ($)           (#)        ($)       ($)

John E. Bryson, Chairman        2001     950,000   1,350,000         444       --                 0     --      817,787
of the Board, President and     2000     950,000           0         718       --         1,273,600     --      649,704
CEO of Edison International     1999     900,000   1,260,000         601       --           267,800     --      521,053

Stephen E. Frank, Chairman      2001     617,000     585,000       2,040       --                 0     --       36,733
of the Board, President and     2000     617,000           0       1,606       --           321,600     --      106,005
CEO of SCE                      1999     593,000     711,600       1,114       --           117,700     --       79,311

Theodore F. Craver, Jr.,        2001     375,000     523,600           0       --                 0     --       51,930
Senior Vice President, CFO      2000     375,000     100,000           0       --           244,800     --       45,488
and Treasurer of Edison         1999     305,000     347,100           0       --            53,000     --       31,858
International

Bryant C. Danner, Executive     2001     470,600     424,200           0       --                 0     --      169,811
Vice President and General      2000     470,600           0           0       --           483,100     --      153,156
Counsel of Edison               1999     435,000     534,000           0       --            83,100     --      114,863
International

Alan J. Fohrer, President       2001     512,000     254,800       3,056       --                 0     --      129,366
and CEO of Edison Mission       2000     477,000           0       2,603       --           497,800     --      101,220
Energy                          1999     397,000     486,000           0       --            83,100     --       63,391

Harold B. Ray,                  2001     390,000     373,100           0       --                 0     --       58,992
Executive Vice President        2000     390,000      50,000           0       --           171,200     --       63,573
of SCE                          1999     372,000     446,400           0       --            73,800     --       59,427

Robert G. Foster,               2001     330,000     300,000           0       --                 0     --       45,115
Senior Vice President           2000     322,500           0           0       --           128,900     --       67,053
of Edison International and     1999     284,000     242,800           0       --            49,300     --       59,199
SCE

John R. Fielder,                2001     272,500     235,950           0       --                 0     --       20,907
Senior Vice President           2000     272,500           0           0       --           103,400     --       42,794
of SCE                          1999     260,000     231,400           0       --            45,200     --       33,740

Stephen E. Pickett,             2001     250,000     226,875           0       --                 0     --       29,087
Vice President and              2000     250,000           0           0       --            97,000     --       32,152
General Counsel of SCE          1999     230,000     158,700           0       --            22,900     --       25,034

(1)  For Edison International, the Named Officers for 2001 are John E. Bryson, Stephen E. Frank, Theodore F.
     Craver, Jr., Bryant C. Danner and Alan J. Fohrer.  For SCE, the Named Officers for 2001 are Stephen E.
     Frank, Harold B. Ray, Robert G. Foster, John R. Fielder and Stephen E. Pickett.

(2)  The principal positions shown are at December 31, 2001.  Effective January 1, 2002, Mr. Frank retired as
     Chairman, President and CEO of SCE; Mr. Fohrer resigned as President and CEO of Edison Mission Energy; and
     Mr. Foster resigned as Senior Vice President of Edison International.  Effective January 1, 2002, Mr. Craver
     became Executive Vice President, CFO and Treasurer of Edison International; Mr. Fohrer became Chairman of the Board and CEO of SCE; Mr. Foster became President of SCE; and Mr. Pickett became Senior Vice President and General Counsel of SCE.

(3)  Includes perquisites if in total they exceed the lesser of $50,000 or 10% of annual salary plus annual incentive, plus reimbursed taxes.

(4)  No Edison International nonqualified stock options were granted to the Named Officers in 2001.

(5)  The amounts shown in column (i) for 2001 include plan contributions (contributions to the SSPP and a supplemental plan for eligible participants who are affected by SSPP participation limits imposed on higher paid individuals by federal tax law), preferential interest (that portion of interest that is considered under SEC rules to be at above-market rates) accrued on deferred compensation, vacation sale proceeds, survivor benefits, disability benefits, benefit forfeiture allocations and forgiven loans in the following amounts:

                                                                                                Benefit
                                 Plan       Preferential  Vacation    Survivor    Disability  Forfeiture     Loan
                             Contributions    Interest      Sold      Benefits*   Benefits    Allocations  Forgiven
                             -------------    --------      ----      ---------   --------    -----------  --------
                                  ($)           ($)          ($)         ($)         ($)          ($)         ($)
                                  ---           ---          ---         ---         ---          ---         ---
    John E. Bryson              31,050        704,608           0       81,937           0        193             0
    Stephen E. Frank             7,650          2,754           0       26,329           0          0             0
    Theodore F. Craver, Jr.      7,975         32,291           0       11,563           0        101             0
    Bryant C. Danner            14,660         54,757           0       86,548      13,845          0             0
    Alan J. Fohrer              32,524         55,768           0       29,293      11,756         24             0
    Harold B. Ray                7,650         31,703           0       19,630           0          8             0
    Robert G. Foster             7,650            182       6,345        8,061           0         20        22,857
    John R. Fielder              7,650            603       5,240        7,365           0         48             0
    Stephen E. Pickett           7,650         10,668       4,810        5,918           0         40             0

     -------------------
     *   Includes survivor benefits under the Survivor Benefit Plan, Executive Deferred Compensation Plan, 1985
         Deferred Compensation Plan, Survivor Income Continuation Plan, and Supplemental Survivor
         Income/Retirement Income Plan.

                                     AGGREGATED OPTION / SAR EXERCISES IN 2001
                                          AND FY-END OPTION / SAR VALUES

     The following table presents information regarding the exercise of Edison International stock options during
2001 by any of the Named Officers, and regarding unexercised options held at year-end 2001 by any of the Named
Officers.  No SARs were exercised during 2001 or held at year-end 2001 by any of the Named Officers.

                 (a)                (b)              (c)                   (d)                      (e)
                 ---                ---              ---                   ---                      ---
                                                                   Number of Securities          Value of
                                                                        Underlying              Unexercised
                                                                       Unexercised             In-the-Money
                                                                      Options / SARs         Options / SARs at
                                  Shares                              at FY-End(1) (2)           FY-End(1) (3)
                                 Acquired           Value                  (#)                      ($)
                                on Exercise       Realized            Exercisable /            Exercisable /
   Name                             (#)              ($)              Unexercisable            Unexercisable
   ----                             ---              ---              -------------            -------------

   John E. Bryson                  --              554,400(4)       771,101 / 173,899          68,700 / 0
   Stephen E. Frank                --            1,081,528(5)        327,850 / 76,250               0 / 0
   Theodore F. Craver, Jr.         --               --                87,551 / 32,749               0 / 0
   Bryant C. Danner                --              756,728(6)       248,676 / 252,724          22,900 / 0
   Alan J. Fohrer                  --              967,208(7)        237,976 / 52,724          25,763 / 0
   Harold B. Ray                   --               --               109,675 / 47,825               0 / 0
   Robert G. Foster                --               --                96,625 / 31,975               0 / 0
   John R. Fielder                 --               --               119,400 / 27,600          11,450 / 0
   Stephen E. Pickett              --               --                56,550 / 14,350           4,008 / 0

(1)  Each Edison International stock option may be exercised for one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the option was granted.  Dividend equivalents that may accrue on some of the Edison International stock options accumulate without interest and are paid in cash.  Options generally expire 10 years after the date of grant.  Edison International stock options awarded prior to 2000 include a dividend equivalent feature.
     Dividend equivalents on stock options issued after 1993 and prior to 2000 are accrued to the extent dividends are declared on Edison International Common Stock, and are subject to reduction unless certain performance criteria are met.  Only a portion of the 1999 Edison International stock option awards included a dividend equivalent feature.  Stock options awarded after 1999 do not include dividend equivalents.

     Options issued after 1997 generally vest in 25% annual installments over a four-year period.  Stock options issued prior to 1998 had a three-year vesting period.  If an option holder retires, dies or is permanently and totally disabled (qualifying event) during the vesting period, the unvested options vest on a pro rata basis.  Unvested options of Messrs. Bryson, Danner, Fohrer and Ray will fully vest upon a qualifying event.
     If a qualifying event occurs, the vested options may continue to be exercised pursuant to their original terms by the recipient or beneficiary.  If an option holder is terminated other than by a qualifying event, unvested options are forfeited.  Options which had vested as of the prior anniversary date of the grant are also forfeited unless exercised within 180 days of the date of termination except that if the termination is covered by the Edison International

     Executive Severance Plan, the terminated executive will receive one additional year of vesting credit and must exercise vested options within 12 months.

(2)  In October 2001, Edison International offered to exchange deferred stock units for Edison International stock options held by active employees that were issued during the year 2000.  The Named Officers elected to accept the exchange offer with respect to the following number of Edison International stock options which have been canceled:

                                                                 Options Exchanged
                                                                 -----------------
                               John E. Bryson                         1,273,600
                               Stephen E. Frank                         321,600
                               Theodore F. Craver, Jr.                  244,800
                               Bryant C. Danner                         283,100
                               Alan J. Fohrer                           497,800
                               Harold B. Ray                            171,200
                               Robert G. Foster                         128,900
                               John R. Fielder                          103,400
                               Stephen E. Pickett                        97,000

     The deferred stock units received by the Named Officers in exchange for their Edison International stock options are listed in the table below entitled "Long-Term Incentive Plan Awards in Last Fiscal Year," and
     the terms and conditions of the deferred stock units are described in footnote (3) to that table.

(3)  Edison International stock options have been treated as "in-the-money" if the fair market value of the underlying stock at year-end 2001 exceeded the exercise price of the options.  The dollar amounts shown for
     Edison International stock options are the differences between (i) the fair market value of the Edison
     International Common Stock underlying all unexercised "in-the-money" options at year-end 2001 and (ii) the exercise prices of those options.

     The aggregate value at year-end 2001 of all accrued dividend equivalents, for the Named Officers was:

                                                                             $ / $
                                                                             -----
                                                                  Exercisable /Unexercisable
                                                                  --------------------------
                               John E. Bryson                           3,201,254 / 0
                               Stephen E. Frank                                 0 / 0
                               Theodore F. Craver, Jr.                    183,658 / 0
                               Bryant C. Danner                           348,582 / 0
                               Alan J. Fohrer                              85,764 / 0
                               Harold B. Ray                                    0 / 0
                               Robert G. Foster                                 0 / 0
                               John R. Fielder                                  0 / 0
                               Stephen E. Pickett                               0 / 0

(4)  The amount shown represents the proceeds from dividend equivalents related to 48,000 options granted in
     1991.  The options expired at the end of their ten-year term.

(5)  The amount shown represents the proceeds from dividend equivalents related to 60,000 options granted in
     1995; 78,800 options granted in 1996; and 78,000 options granted in 1997.  The options themselves have not been exercised.  These options will accrue no further dividend equivalents.

(6)  The amount shown represents the proceeds from dividend equivalents related to 20,000 options granted in
     1992; 18,000 options granted in 1993; 21,400 options granted in 1994; and 40,000 options granted in 1995.
     The options themselves have not been exercised.  These options will accrue no further dividend equivalents.

(7)  The amount shown represents the proceeds from dividend equivalents related to 5,000 options granted in 1991;
     15,000 options granted in 1993; 20,300 options granted in 1994; 45,000 options granted in 1995; 36,200 options granted in 1996; and 38,000 options granted in 1997.  The options granted in 1991 expired at the end of their ten-year term.  The options granted in the other years have not been exercised.  These options will accrue no further dividend equivalents.

                                             LONG-TERM INCENTIVE PLAN
                                            AWARDS IN LAST FISCAL YEAR

     The following table presents information regarding Edison International performance shares,(1)
retention incentives,(2) and deferred stock units(3) granted during 2001 to the Named Officers.

                                                                              Estimated Future Payouts Under
                                                                                Non-Stock Price-Based Plans
                                                                                ---------------------------
  (a)                                  (b)                  (c)              (d)          (e)            (f)
  ---                                  ---                  ---              ---          ---            ---
                                                        Performance
                                    Number of         or Other Period
                                     Shares,               Until
                                  Units or Other         Maturation
  Name                           Rights(1) (2)V          Or Payout        Threshold      Target        Maximum
  ----                           --------------          ---------        ---------      ------        -------
                                        (#)                                  ($)          ($)            ($)

  John E. Bryson
      Performance Shares             35,820 Units          3 years           N/A          N/A            N/A
      Retention Incentives           61,890 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units          429,688 Units          4 years           N/A          N/A            N/A
  Stephen E. Frank
      Performance Shares             14,667 Units          3 years           N/A          N/A            N/A
      Retention Incentives           25,323 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units          107,048 Units          4 years           N/A          N/A            N/A
  Theodore F. Craver, Jr.
      Performance Shares             13,115 Units          3 years           N/A          N/A            N/A
      Retention Incentives           23,088 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units           81,877 Units          4 years           N/A          N/A            N/A
  Bryant C. Danner
      Performance Shares             13,115 Units          3 years           N/A          N/A            N/A
      Retention Incentives           23,010 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units           94,649 Units          4 years           N/A          N/A            N/A
  Alan J. Fohrer
      Performance Shares             13,115 Units          3 years           N/A          N/A            N/A
      Retention Incentives           26,541 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units          168,134 Units          4 years           N/A          N/A            N/A
  Harold B. Ray
      Performance Shares              8,197 Units          3 years           N/A          N/A            N/A
      Retention Incentives           18,170 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units           57,007 Units          4 years           N/A          N/A            N/A
  Robert G. Foster
      Performance Shares              6,558 Units          3 years           N/A          N/A            N/A
      Retention Incentives           14,782 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units           43,054 Units          4 years           N/A          N/A            N/A
  John R. Fielder
      Performance Shares              4,263 Units          3 years           N/A          N/A            N/A
      Retention Incentives           10,743 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units           34,452 Units          4 years           N/A          N/A            N/A
  Stephen E. Pickett
      Performance Shares              3,935 Units          3 years           N/A          N/A            N/A
      Retention Incentives           11,199 Units          2 years           N/A          N/A            N/A
      Deferred Stock Units           32,488 Units          4 years           N/A          N/A            N/A

 (1) Twenty-five percent of each Named Officer's annual long-term incentive compensation for 2001 was awarded in the form of Edison International performance shares.  The remaining portion of the Named Officer's long-term compensation for 2001 was awarded in the form of Edison International stock options as part of a special grant in May 2000.  No Edison International stock options were granted to the Named Officers in 2001.

     Performance Shares are stock-based units with each unit worth one share of Edison International Common
     Stock.  No dividend equivalents were included with these grants.  The Performance Shares cannot be voted or sold.  One-half of the Performance Shares will be paid in Edison International Common Stock under the Equity
     Compensation Plan, and one-half will be paid in cash equal to the value of such stock outside of the plan.
     The payment will be based on the closing value of Edison International Common Stock on December 31, 2003, if
     the Named Officer remains employed by the Companies on that date.  In the event of retirement, death, disability, or involuntary severance without cause, pro rata payments will be made on or after December 31,
     2003.  No payment will be made in the event of a voluntary separation or a separation for cause.
     Performance Share payments will also be made in cash in the event of a change in control of Edison
     International.  The Performance Shares are not transferable, but a beneficiary may be designated in the event of death.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding, and has reserved the right to substitute cash awards substantially equivalent in value to the Performance Shares.

(2)  Retention Incentives were also awarded to the Named Officers during 2001.  The Retention Incentives are stock units with each unit worth one share of Edison International Common Stock.  No dividend equivalents were included with these grants.  The Retention Incentives cannot be voted or sold.  They are payable on the earlier of (i) March 12, 2003, or (ii) the date the average closing price for a share of Edison
     International Common Stock for at least 20 consecutive trading days has equaled or exceeded $20, but no earlier than March 12, 2002.

     The Retention Incentives will be paid to the Named Officers in Edison International Common Stock under the
     Equity Compensation Plan.  Payments will be made upon retirement, death, disability, or involuntary severance without cause, but no payment will be made in the event of a voluntary separation or a separation for cause.  Retention Incentive payments will also be made in cash in the event of a change in control of
     Edison International.  The Retention Incentives are not transferable, but a beneficiary may be designated in the event of death.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding, and has reserved the right to substitute cash awards substantially equivalent in value to the Retention Incentives.

(3)  As stated in footnote (2) to the table above entitled "Aggregated Option / SAR Exercises in 2001 and FY-End
     Option / SAR Values," Deferred Stock Units were awarded to the Named Officers during 2001 to the extent they accepted the terms of an exchange offer made to all active employees holding Edison International stock options issued during 2000.  The terms of the exchange offer provided that one Deferred Stock Unit would be awarded in exchange for from 2.6 to 3.4 stock options, depending on the Black-Scholes value of the surrendered options.  Each Deferred Stock Unit is worth one share of Edison International Common Stock.  No dividend equivalents were included with these grants.  The Deferred Stock Units cannot be voted or sold.
     The Deferred Stock Units vest in 25% annual installments and will be paid on each of the following dates,
     November 29th of 2002, 2003, 2004 and 2005, if the individual remains employed by the Companies on that date.

     The Deferred Stock Units will be paid in Edison International Common Stock under the Equity Compensation
     Plan.  Pro rata payments will be made on the scheduled payment date in the event of a participant's retirement, death, disability, or involuntary severance without cause during the related vesting period.  No subsequent payment will be made in the event of a participant's voluntary separation or a separation for cause.  Payments will also be made in cash in the event of a change in control of Edison International.  The
     Deferred Stock Units are not transferable, but a beneficiary may be designated in the event of death.
     Edison International will substitute cash awards to the extent necessary to pay required tax withholding, and has reserved the right to substitute cash awards substantially equivalent in value to the Deferred Stock
     Units.

                                               PENSION PLAN TABLE (#)(1)

     The following table presents estimated gross annual benefits(2) payable upon retirement at age 65 to the
Named Officers in the remuneration and years of service classifications indicated.

                                                           Years of Service
                                                           ----------------
       Annual
    Remuneration        10          15           20            25             30            35            40
    ------------        --          --           --            --             --            --            --

       200,000        50,000       67,500       85,000        102,500       120,000       130,000        140,000
       400,000       100,000      135,000      170,000        205,000       240,000       260,000        280,000
       600,000       150,000      202,500      255,000        307,500       360,000       390,000        420,000
       800,000       200,000      270,000      340,000        410,000       480,000       520,000        560,000
     1,000,000       250,000      337,500      425,000        512,500       600,000       650,000        700,000
     1,200,000       300,000      405,000      510,000        615,000       720,000       780,000        840,000
     1,400,000       350,000      472,500      595,000        717,500       840,000       910,000        980,000
     1,600,000       400,000      540,000      680,000        820,000       960,000     1,040,000      1,120,000
     1,800,000       450,000      607,500      765,000        922,500     1,080,000     1,170,000      1,260,000
     2,000,000       500,000      675,000      850,000      1,025,000     1,200,000     1,300,000      1,400,000
     2,200,000       550,000      742,500      935,000      1,127,500     1,320,000     1,430,000      1,540,000
     2,400,000       600,000      810,000    1,020,000      1,230,000     1,440,000     1,560,000      1,680,000
     2,600,000       650,000      877,500    1,105,000      1,332,500     1,560,000     1,690,000      1,820,000
     2,800,000       700,000      945,000    1,190,000      1,435,000     1,680,000     1,820,000      1,960,000
     3,000,000       750,000    1,012,500    1,275,000      1,537,500     1,800,000     1,950,000      2,100,000

(1)  The annual pension benefit estimates are based on the terms of the SCE Retirement Plan, a qualified defined benefit employee retirement plan, and the SCE Executive Retirement Plan, a nonqualified supplemental executive retirement plan, with the following assumptions:  (i) SCE's qualified retirement plan will be maintained, (ii) optional forms of payment which reduce benefit amounts have not been selected, and (iii)
     any benefits in excess of limits contained in the Internal Revenue Code of 1986 and any incremental retirement benefits attributable to consideration of the annual incentive will be paid out of the Executive
     Retirement Plan as unsecured obligations of Edison International or the participating affiliate.  For purposes of the Executive Retirement Plan, as of December 31, 2001, Mr. Bryson had completed 17 years of service, Mr. Frank - 14 years, Mr. Craver - 5 years, Mr. Danner - 19 years, Mr. Fohrer - 28 years,
     Mr. Ray - 31 years, Mr. Foster - 17 years, Mr. Fielder - 31 years, and Mr. Pickett - 25 years.

(2)  The retirement benefit of the Named Officers at normal retirement age (65 years) is determined by a percentage of the executive's highest 36 consecutive months of salary and annual incentive prior to attaining age 65.  Compensation used to calculate combined benefits under the plans is based on base salary and annual incentive (excluding special recognition awards) as reported in the table above entitled "Summary
     Compensation Table," except the Compensation and Executive Personnel Committee elected to adjust the amounts reported in that table to include foregone 2000 target annual incentives and foregone 2001 salary merit increases for purposes of the pension benefit determination under the Executive Retirement Plan.  The adjustment amounts for 2000 for this purpose are $760,000, $431,900, $262,500, $336,420, $339,500, $253,500,
     $181,500, $149,875, and $137,500 for Messrs. Bryson, Frank, Craver, Danner, Fohrer, Ray, Foster, Fielder,
     and Pickett, respectively.  For 2001, the adjustment amounts are 0, 0, $65,000, $24,400, 0, $20,000,
     $25,000, $13,500, and $25,000, respectively.

     The service percentage is based on 1 3/4% per year for the first 30 years of service (52 1/2% upon completion of
     30 years of service) and 1% for each year in excess of 30.  Named Officers receive an additional service percentage of3/4% per year for the first ten years of service (7.5% upon completion of ten years of service).  The actual benefit is offset by up to 40% of the executive's primary Social Security benefits.

     The normal form of benefit is a life annuity with a 50% survivor benefit following the death of the participant.  Retirement benefits are reduced for retirement prior to age 61.  The amounts shown in the
     Pension Plan Table above do not reflect reductions in retirement benefits due to the Social Security offset or early retirement.

     Messrs. Danner and Fohrer have elected to retain coverage under a prior benefit program.  This program provided, among other benefits, the post-retirement benefits discussed in the following section.  The retirement benefits provided under the prior program are less than the benefits shown in the Pension Plan
     Table in that they do not include the additional 7.5% service percentage.  To determine these reduced benefits, multiply the dollar amounts shown in each column by the following factors:  10 years of service -
     70%, 15 years - 78%, 20 years - 82%, 25 years - 85%, 30 years - 88%, 35 years - 88%, and 40 years - 89%.

                                             OTHER RETIREMENT BENEFITS

     Additional post-retirement benefits are provided pursuant to the Survivor Income Continuation Plan and the
Survivor Income/Retirement Income Plan under the Executive Supplemental Benefit Program.  For purposes of determining the estimated annual benefits payable under these plans upon retirement at normal retirement age for each of the Named Officers, which is dependent upon final compensation, the highest compensation level in the
Pension Plan Table above ($3,000,000) has been used in the examples which follow.

     The Survivor Income Continuation Plan provides a post-retirement survivor benefit payable to the beneficiary of the participant following his or her death.  The benefit is approximately 23% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement)
payable for ten years certain.  If a Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $673,500.  Messrs. Danner and Fohrer have elected coverage under this plan.

     The Supplemental Survivor Income/Retirement Income Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death.  The benefit is 25% of final compensation
(salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable for ten years certain.  At retirement, a Named Officer has the right to elect the retirement income benefit in lieu of the survivor income benefit.  The retirement income benefit is 10% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable to the participant for ten years certain immediately following retirement.  If a
Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $750,000.  If a Named Officer were to elect the retirement income benefit in lieu of the survivor income benefit and had final annual compensation of $3,000,000, the Named Officer's estimated annual benefit would be
$300,000.  Messrs. Danner and Fohrer have elected coverage under this plan.

     The 1985 Deferred Compensation Plan provides a post-retirement survivor benefit.  This plan allowed eligible participants in September 1985 to voluntarily elect to defer until retirement a portion of annual salary and annual incentives otherwise earned and payable for the period October 1985 through January 1990.  Messrs. Bryson and Ray participate in this plan.  The post-retirement survivor benefit is 50% of the annual amount the participant had been receiving from the plan.  Survivor benefit payments begin following completion of the deferred compensation payments.  If the named beneficiary is the executive's spouse, then survivor benefits are paid as a life annuity, five years certain.  The benefit amount will be reduced actuarially if the spouse is more than five years younger than the executive at the time of the executive's death.  If the beneficiary is not the spouse, then benefits are paid for five years only.  The annual amounts which would be payable to the surviving beneficiaries of Messrs. Bryson and Ray if each retired at age 65 are $1,260,020 and $46,324, respectively.

     Messrs. Bryson and Frank are entitled to benefits accrued under the Retirement Plan for Directors before it was terminated in 1997.  Each will be entitled to an annual retirement benefit in the amount of the annual retainer for the number of years they served on the Boards prior to 1998 (and meeting fees for years prior to
1996).  Mr. Bryson will receive $7,938 per quarter for eight years following his retirement from the Edison
International Board, and Mr. Frank will receive $7,000 per quarter for three years following his retirement from the Boards.

                                             EMPLOYMENT CONTRACTS AND
                                      TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Stephen E. Frank.  Mr. Frank executed an employment agreement when he joined SCE as President and Chief
Operating Officer and joined the Boards of Directors in 1995.  For purposes of the Executive Retirement Plan, he was credited with 1.25 years of additional service for each year of actual service up to ten years.  A deferred compensation plan account was established and credited with $250,000 which vested when Mr. Frank completed five years of service.  He was also provided two club memberships along with regular executive and employee benefits.
If Mr. Frank's employment had been terminated involuntarily (other than for cause), he would have received a severance payment equal to one year's salary plus annual incentive.

     During 2001, Mr. Frank executed a Retirement Agreement and a Consulting Agreement with SCE.  Mr. Frank resigned as an officer and director of SCE and as a director of Edison International effective January 1, 2002, and retired as an employee of SCE on March 14, 2002.  Pursuant to the terms of the Retirement Agreement,
Mr. Frank's 2001 annual incentive was the higher of his target percentage

(70% of salary) or the average percent of target awarded to officers at a level of senior vice president or above.  He will not receive an annual incentive for his 2002 service.  SCE will pay Mr. Frank's healthcare COBRA premiums until he reaches age 65 and will pay him a $100,000 lump sum net of tax to defer the cost of supplemental insurance coverage after age 65.  His Edison International stock options issued before 2000 and his
2000 and 2001 performance shares will be fully vested, and his deferred stock units received from the stock option exchange offer will be 75% vested.  The performance shares and deferred stock units will be paid on the regularly scheduled payment dates.  Mr. Frank's company car was transferred to him upon his retirement.

     The terms of the Consulting Agreement provide for a three-year term with annual retainers of $200,000 for the first two years and $100,000 for the third year.  Mr. Frank will be paid for any consulting services agreed to in excess of 20 hours per month during the first two years or 10 hours per month during the third year at a rate of $150 per hour.

     Bryant C. Danner.  Mr. Danner executed an employment agreement when he joined Edison International and SCE as Senior Vice President and General Counsel in 1992.  After completing three years of service, he was credited with ten additional years of service with SCE and Edison International for purposes of determining benefits under the Executive Retirement Plan.  Edison International and SCE agreed to use their best efforts to make available health care coverage until Mr. Danner and his spouse reach age 65, with the Companies bearing the cost over the amount an SCE retiree would pay for coverage in the SCE group plan with the highest deductible.  Mr. Danner resigned his SCE positions effective January 1, 2001.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                        REPORT ON EXECUTIVE COMPENSATION(1)

     The Edison International and SCE Compensation and Executive Personnel Committees are each composed of the same non-employee directors named at the end of this report.  The Committees have responsibility for all executive compensation programs of the Companies and met jointly to consider executive compensation matters for
2001.

     The Edison International Committee determines salaries and annual incentives for Edison International officers.  The SCE Committee determines salaries and annual incentives for SCE officers.  The salaries and annual incentives of the officers of the other Edison International subsidiaries are determined by their respective boards of directors subject to review and approval of the Edison International Committee to ensure consistency with overall Edison International compensation policies.  In addition, the Edison International Committee administers the Equity Compensation Plan and the 2000 Equity Plan pursuant to which long-term incentives were awarded in 2001.

__________________
(1)  SEC filings sometimes "incorporate information by reference."  This means the filing company is referring you to information that has previously been filed with the SEC, and that the information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Securities
     Exchange Act.

Compensation Policies

     The executive compensation programs of Edison International, SCE and the other subsidiaries are intended to achieve three fundamental objectives:  (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic objectives of the Companies; and (3) align the interests of senior management with the long-term interests of the Companies' shareholders and for SCE, its ratepayers.  At present, the basic components of the Companies' executive compensation program are base salaries, annual incentives, and long-term incentives.
The Companies also provide broad-based employee benefit plans and certain other executive benefit plans.

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officers and the four other most highly compensated executive officers unless certain tests are met.  The Committees' general intent is to design and administer the Edison International and SCE compensation programs in a manner that will preserve the deductibility of compensation payments to Executive Officers.  However, this goal is secondary in importance to achievement of the Companies' compensation objectives discussed above.  The Committees believe that the potential increased tax liability is of insufficient magnitude to warrant alteration of the present compensation system which is achieving the desired compensation objectives while retaining the flexibility of the Committees to exercise judgment in assessing an executive's performance.

2001 Compensation Objectives

     The Committees base their compensation actions for the Companies on data gathered through independent surveys of peer group companies.  Independent compensation consultants are retained to annually review and identify the appropriate comparison companies and to obtain and evaluate current executive compensation data for
Edison International, SCE and the other subsidiaries of Edison International.  The Committees identified 13 deregulating, diversified electric utilities for Edison International compensation comparisons for 2001.  The peer group of companies was the same as the peer group used for the prior year.  The comparison utility companies were selected on the basis of total assets and net sales.  Although the peer groups differ from the Dow Jones
U.S. Electric Utilities Index depicted in the Stock Performance Graph, all of the companies comprising the peer groups are included in the index, and the Committees believe the constitution of the peer groups provides relevant compensation data for Edison International and SCE in view of their changing business environment.  The compensation consultant reviews the data, along with position-specific survey information collated from a variety of more general sources, to develop a recommended structure of salary ranges, short-term incentive targets, and long-term incentive targets.  Selecting peer groups for the other subsidiaries was accomplished by a similar process geared to identify appropriate comparison companies in their respective industries.

     The Compensation Committees' strategy for 2001 compensation planning was established in December 2000 to generally target fixed compensation (salary and benefits) for Edison International, SCE and the other subsidiaries at the median level of their respective peer groups.  Target annual incentive and long-term incentive opportunities were also set at the median level of the peer groups, with maximum annual award opportunities of 200% of target levels for significant performance exceeding target levels.  The Compensation
Committees may deviate above and below established targets in individual cases as deemed appropriate in their discretion.

Base Salaries

     The Committees reviewed the base salaries for Mr. Bryson, Mr. Frank and the other Executive Officers at the end of 2000 to set salaries for 2001.  The financial effects of the California energy crisis overshadowed all other aspects of Company and individual performance.  Notwithstanding the Companies' strong operating performance in many areas during 2000, the Committees determined that no merit salary increase would be approved for Mr.
Bryson, Mr. Frank or the other Executive Officers at Edison International and SCE for 2001.

     Mr. Bryson's 2001 salary remained at $950,000, which was 4% below the average for CEOs in the peer group.
Mr. Frank's 2001 salary remained at $617,000, which was 10% below his peers.  The 2001 base salaries for the other Executive Officers at Edison International and SCE remained at 2000 levels.

     In December 2000, the Edison International Committee also reviewed the base salaries of the Executive
Officers at the other subsidiaries.  The 2001 base salaries in the aggregate of the Executive Officers at Edison
International, SCE and the other subsidiaries are 2% below the median levels of their respective peer groups.

Annual Incentive Compensation for 2001 Performance

     Annual incentive compensation is determined on the basis of overall corporate performance and the
Committees' assessment of the individual Executive Officer's performance.  Target annual incentives for Executive
Officers for 2001 ranged from 30% of base salary for certain subsidiary vice presidents to 70% of base salary for
Mr. Frank and 80% of base salary for Mr. Bryson.  Maximum opportunity levels were set at 200% of target award levels.  Awards are made in the judgment of the Committees taking into account overall Company results as guided by the relevant performance objectives for the year.

     Performance objectives for the Edison International companies were discussed with the Boards in early 2001, but it was evident then that establishing specific 2001 goals for the companies (as had been done in prior years)
would be extremely difficult in light of the unprecedented and unpredictable impacts of the California energy crisis.  Three general areas of achievement were identified as SCE objectives for 2001: (1) restoring financial health (weighted at 50%), (2) operational excellence (25%) and (3) financial performance (25%).  Goals related to restoration of SCE's financial health included recovery of past and future procurement costs, restoring SCE's creditworthiness and securing fair returns on utility investments.  Operational excellence goals for SCE focused on several key objectives including customer satisfaction, service reliability, and operational safety.  No specific "dollar targets" were identified related to SCE's financial performance due to the uncertainties of the
California energy crisis.

     Weighted objectives were identified for Edison Mission Energy.  However, relatively  more uncertainties resulting from the California energy crisis were anticipated for Edison Capital than for Edison Mission Energy, so specific achievement objectives were not identified for Edison Capital.  Similarly, specific achievement objectives were not identified at the beginning of the year for Edison International because its results would be dependent on operating company results, all of which, in turn, were highly unpredictable in light of the
California situation.

     Therefore, at the outset of 2001, the Committees recognized that their year-end determinations on annual incentive awards for 2001 would call for exercising a high degree of discretion and judgment in evaluating actual results.  When the Committees met in February 2002 to evaluate each Company's performance and to determine 2001 annual incentives awards, the Committees reviewed the year's overall performance in light of the challenges resulting from the California power crisis and the objectives identified at the beginning of the year.

     The Committees concluded that the perseverance and dedication of the SCE and Edison International leadership groups in guiding SCE through the crisis to achieve the ultimate CPUC settlement was a singular, positive achievement that establishes a solid foundation for a stronger utility business in the future.  The Committees determined that Edison International, Edison Mission Energy and Edison Capital managed necessary refinancings in a very difficult market and successfully implemented cost cutting, restructuring and cash preservation measures.
The Committees also determined that, although SCE's core earnings had declined from 2000 levels and were adversely impacted by an extended, fire-caused outage at one of the SONGS nuclear units, SCE operations had achieved high ratings in reliability, customer satisfaction and safety.

     Edison Mission Energy did not achieve its financial or growth targets in 2001, and incurred a substantial loss in the sale of its Fiddler's Ferry and Ferrybridge assets in the United Kingdom.  However, in the
Committees' judgment, it was able to accomplish important restructurings and sales (including the sale of the
Fiddler's Ferry and Ferrybridge assets), and maintained its investment grade credit rating in the face of difficult challenges.  Edison Mission Energy's success in bringing a new California power plant (the "Sunrise"
project) into operation in record time was one of Edison International's key contributions to resolving the
California power crisis.  Edison Mission Energy's management of a difficult strike situation in Illinois and the negotiation of a new long-term power contract for the Paiton project in Indonesia were also considered by the
Committees to be noteworthy achievements.  In respect to Edison Capital, the Edison International Committee
concluded that the company had responded quickly and effectively to mitigate the adverse financial impact of the
California power crisis on the company.

     The Edison International Committee approved a 2001 annual incentive award of $1,350,000 for Mr. Bryson that was 89% of his maximum potential award.  The SCE Committee approved a 2001 annual incentive award of $585,000 for
Mr. Frank that was 68% of his maximum potential award.  In addition to evaluating the overall performance of Mr.
Bryson as measured by the Companies' results discussed above, the Edison International Compensation Committee's subjective assessment of his performance was considered.  Factors found to be particularly significant in 2001 for Mr. Bryson were his solid and focused leadership in guiding the Companies through the California power crisis, his successful efforts in keeping the management team in place and his effectiveness in communicating
Company objectives to policy makers, shareholders, employees and customers.  Mr. Frank's award reflected his excellent leadership during the California power crisis and was based on the average percentage of target awarded to other senior executives at SCE as provided in the terms of his retirement agreement discussed above under
"Employment Contracts and Termination of Employment Arrangements."

     The 2001 annual incentives for the other Executive Officers averaged 69% of maximum at Edison International,
67% of maximum at SCE and 41% of maximum at the other subsidiaries.  The target values established and the actual awards granted to Mr. Bryson, Mr. Frank and the other Executive Officers were consistent with the Compensation
Committees' strategy described above.

Long-Term Incentives

     In recent years, the long-term incentives awarded to Executive Officers have had two components.
Nonqualified Edison International Common Stock options comprised 75% of the award value and performance shares comprised 25% of the value.  However, as reported last year, a special stock option award was made during 2000 in lieu of the anticipated level of options that would have been scheduled for issuance in 2001 and 2002.  Because of that, no additional options were granted to the Executive Officers during 2001.  The Edison
International Committee awarded 35,820 performance shares to Mr. Bryson and 14,667 performance shares to
Mr. Frank in January 2001.  The target values established and the actual awards granted to Mr. Bryson, Mr. Frank and the other Executive Officers were consistent with the Committees' strategy described above and reflect the
Committees' commitment to link a significant portion of the compensation of Mr. Bryson and Mr. Frank directly to the value provided to shareholders by Edison International stock.  The awards were granted to Executive Officers in the judgment of the Edison International Compensation Committee guided by the survey results as to the target award percentages described above and were not formula-driven.  The number and value of options granted in prior years was not a factor in the current year award determination.

Retention Measures

     The extraordinary challenges facing the Companies as a result of the California energy crisis caused the
Edison International Committee to focus on retention of the management team at SCE and throughout Edison
International.  During 2001, the Edison International Committee awarded retention incentives in the form of deferred stock units to the Executive Officers that will pay out if an executive remains actively employed through the performance period, or upon death, disability or retirement.  Mr. Bryson was awarded 61,890 retention incentives.  Mr. Frank was awarded 25,323 retention incentives.

     In October 2001, the Edison International Committee concluded that as a result of the California energy crisis and the ensuing financial effects on the Companies, the 2000 stock option grants no longer conveyed the incentives that were originally intended.  The Committee determined that it is important to provide long-term incentives that will encourage the continued dedication of managers and executives of the Companies and align their interests with those of the shareholders.  Accordingly, it was determined to offer deferred stock units that would vest over a four-year period in exchange for the outstanding 2000 stock options based on Black-Scholes valuations of the stock options.  The voluntary exchange offer was completed in November 2001.  Regular option grants will resume in mid-2002.

Summary

     The Committees' compensation actions for 2001 reflect the continued volatility of the energy industry and the Companies' performance in 2001.  No salary merit increases for 2001 were approved for the Executive Officers at Edison International and SCE.  However, the sustained effort during the year at every Edison International company that produced a path to financial recovery was recognized by the Committees through the annual incentive award process.

     The members of the Committees believe that the compensation programs of the Companies are effective in attracting and retaining qualified executives to lead the Companies.  A significant portion of Executive Officer compensation is directly linked to shareholder value.  The Committees will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of the Companies.

                          Compensation and Executive Personnel Committees of the Edison
                                              International and SCE
                                               Boards of Directors*
                                               --------------------
                      Robert H. Smith (Chair)              Charles D. Miller
                      Luis G. Nogales                      James M. Rosser
                      Thomas C. Sutton

*    Dr. Zapanta served as a member of the Committees for part of 2001, but ceased to be a Committee member on
     July 19, 2001, and a Board member on October 31, 2001.  He did not participate in decisions of the
     Committees from June 2001 after becoming incapacitated, including deliberations regarding the stock option exchange offer and the determination of annual incentives for 2001 performance.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                       INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Zapanta ceased to be a member of the Compensation Committees on July 19, 2001.  The other Compensation
Committees members whose names appear on the Committees' Report above were members of the Compensation Committees during all of 2001.  During 2001, Messrs. Danner and Craver served as directors of Edison Mission Energy and
Edison Capital, both nonutility subsidiaries of Edison International.  Mr. Bryson is Chairman of the Board of
both subsidiaries, but his compensation is determined by the Edison International Compensation Committee, not the
subsidiaries' boards.  Under applicable SEC rules, there were no other interlocks or insider participation on the
Compensation Committees.

                                      CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Olson is a Senior Partner of the law firm of Munger, Tolles and Olson which provided legal services to
Edison International, SCE, and/or their subsidiaries in 2001.  Such services are expected to continue to be provided in the future.  Edison International and its subsidiaries paid Munger, Tolles and Olson an aggregate amount of $11,354,870 in 2001 for legal services.

     In 2001 to date, Deloitte Consulting Services, LLC, has provided various consulting services to Edison
International and SCE, and such services are expected to continue to be provided in the future.  Mr. John Danner, brother of Bryant C. Danner, provided consulting services on an Edison International project pursuant to a retainer consulting agreement with Deloitte.  The aggregate amount paid by Edison International for that project in 2001 to date was $1,408,365; and, Mr. Danner received an aggregate amount of $261,750 for consulting services provided for the project.

     Edison International, SCE, and Edison Mission Midwest Holdings Co., an indirect nonutility subsidiary of
Edison International, have maintained credit facilities under which certain affiliated companies of J. P. Morgan
Chase & Company (collectively, "JPMorgan"), the beneficial owner of 5.6% of Edison International's Common Stock, acted as administrative agents and participated as lenders.  Under a syndicated credit facility for Edison
International, JPMorgan provided loans of approximately $149 million that were repaid during 2001.  That credit facility has been terminated.  Under syndicated and bilateral credit agreements, JPMorgan provided loans of approximately

$530 million to SCE that were repaid in 2002 and replaced with new credit facilities under which JPMorgan has provided loans of approximately $197 million which are currently outstanding.  Under a credit agreement with
Edison Mission Midwest, JPMorgan provided loans of approximately $1.8 million, of which $1.7 million is currently outstanding.  In connection with the various credit facilities, Edison International and SCE paid JPMorgan an aggregate of $8,816,683 in commitment fees, arrangement fees, and consent fees during 2001 and 2002, and Edison
Mission Midwest paid JPMorgan an aggregate of $5,406,930 in facility fees in 2001 and 2002, and pays $50,000 annually in agency fees.  A portion of those fees may have been distributed by JPMorgan to other agents and syndicate lenders under the credit facilities.  On an unrelated matter, JPMorgan received $500,000 in fees for facilitating the sale of a substantial portion of the business of Edison Source, an Edison International nonutility subsidiary, during 2001.

     Edison International and SCE believe that any transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

                                           OTHER MANAGEMENT TRANSACTIONS

     During 1997, Edison International loaned Robert G. Foster $160,000 interest-free in connection with his purchase of a principal residence following his relocation from SCE's Sacramento Region Office to the Southern
California Metropolitan area.  Under the terms of the loan, one-seventh of the original principal amount was forgiven in 1997, and one-seventh will be forgiven each year thereafter if Mr. Foster remains employed with an
Edison International affiliate.  As of February 28, 2002, a principal balance of $22,857 remained outstanding.
If Mr. Foster's employment terminates before the end of the loan term, the remaining principal balance owing will be due and payable.  Interest will accrue on any remaining principal balance at the Bank of America Prime
Interest Rate after 90 days.

                                             CERTAIN LEGAL PROCEEDINGS

     In October 2000 and March 2001, two purported class action lawsuits were filed in federal district court in
Los Angeles, California against Edison International and SCE and certain of their officers, including Messrs.
Bryson and Craver, and Thomas M. Noonan, Vice President and Controller of Edison International and SCE.  The
actions involve securities fraud claims arising from alleged improper accounting by Edison International and SCE for undercollections in SCE's Transition Revenue Account, or TRA undercollections. On August 3, 2001, the plaintiffs filed a consolidated complaint on behalf of alleged shareholders of Edison International.  The consolidated complaint alleges that the defendants engaged in securities fraud by misrepresenting and/or failing to disclose material facts concerning the financial condition of Edison International and SCE, including that the defendants allegedly overreported income and improperly accounted for the TRA undercollections.  The TRA is a
California Public Utilities Commission-authorized regulatory asset account in which SCE records the difference between the revenues received from customers through currently frozen rates and the costs of providing service to customers, including power procurement costs.  The complaint purports to be filed on behalf of a class of persons who purchased Edison International stock between July 21, 2000, and April 17, 2001.  Plaintiffs seek damages, in an unstated amount, in connection with their purchase of securities during the class period.  On September 17,
2001, the defendants filed a motion to dismiss for failure to state a claim.  On March 8, 2002, the court issued an order granting the motion and dismissing the complaint with prejudice as to all defendants.  Plaintiffs could appeal this ruling to the Ninth Circuit Court of Appeals.

                                     FIVE-YEAR STOCK PERFORMANCE GRAPH(1) (2)

     The graph below compares the annual change in the cumulative total shareholder return on the Edison
International Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Stock
Index and the Dow Jones U.S. Electric Utilities Index (also known as the Dow Jones U.S. Total Market Electric
Utilities Index).(3)  The S&P 500 Index is published daily in The Wall Street Journal.  The Dow Jones U.S.
Electric Utilities Index contains 66(4) United States investor-owned power companies and is published daily by
Dow Jones & Company.  Edison International is included in both the S&P 500 Index and the Dow Jones U.S. Electric
Utilities Index.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN[5]
AMONG EDISON INTERNATIONAL, THE S&P 500 INDEX
AND THE DOW JONES U.S. ELECTRIC UTILITIES INDEX

$250
$200
$150
$100
$50
$0
12/96*
12/97
12/98
12/99
12/00
12/01
Edison International
S&P 500
Dow Jones U.S. Electric Utilities

* $100 INVESTED ON 12/31/1996 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

                                                                   Cumulative Total Return
                                                                   -----------------------
                                                12/96      12/97      12/98       12/99      12/00      12/01
                                                -----      -----      -----       -----      -----      -----
Edison International                           100.00     142.43      151.53     147.13       92.72      89.60
Standard & Poor's 500 Index                    100.00     133.36      171.47     207.56      188.66     166.24
Dow Jones U.S. Electric Utilities Index        100.00     128.98      148.22     126.42      200.05     158.79

---------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this graph shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

(2)  The historical stock performance depicted on the graph is not necessarily indicative of future performance.
     The Companies do not make or endorse any predictions as to future stock performance or dividends.  The quarterly dividends customarily paid on January 31, April 30, July 31, and October 31 were not declared for
     2001 and the quarterly dividends customarily paid on January 31 were not declared for 2002 by the Edison
     International Board.  This proxy statement is not to be considered material for soliciting the purchase or sale of either Companies' stock.

(3)  In February 2000, Dow Jones launched a new U.S. Equity Index series which replaced all of its prior index series including the Dow Jones Electric Utilities Index previously used for this graph.  The new series covers 95% of the U.S. equity market and replaces the previous series that covered 80% of the equity market.  Additionally, the industry classification system was restructured.  The net result of these changes is that all U.S. indices will show differences when compared to the indices used prior to 2000.

(4)  As of December 31, 2001.

(5)  Ex-dividend dates have been used to determine the number of dividends included in Edison International's cumulative total return calculation.  The ex-dividend date occurs a few days prior to the record date for each dividend payment, and is the date on which the stock begins trading at a price that does not include the dividend.  Edison International had three ex-dividend dates in 1999 even though shareholders received four dividend payments in that year.  In 2000, there were four ex-dividend dates and four dividend payments.  For purposes of calculating the adjusted cumulative total return presented in the following table, four ex-dividend dates were used for each year starting in 1997 through 1999, and three ex-dividend dates were used in 2000.  The adjusted calculation for 2000 includes only three ex-dividend dates since the
     Board did not declare the dividend customarily paid on January 31, 2001.  As noted in footnote (2) above, there were no dividends declared by the Edison International Board for each of the four quarters of 2001.

                                            Adjusted Cumulative Total Return
                                            --------------------------------
                         12/96          12/97        12/98        12/99        12/00        12/01
                         -----          -----        -----        -----        -----        -----
                        $100.00        $142.43      $151.53      $148.65      $92.67       $89.56

                                            AUDIT COMMITTEES' REPORT(1)

     The Edison International and SCE Audit Committees have certain duties and powers as described in their charters.  In 2001, the SCE Audit Committee revised its charter which was approved by the SCE Board on
December 13, 2001, and is attached to this Proxy Statement as Appendix A.  The Edison International Audit
Committee Charter approved by the Edison International Board on December 14, 2000, remained unchanged.  The Audit
Committees are currently composed of the same five non-employee directors named at the end of this report and are independent as defined by the rules of the stock exchanges on which the Companies are listed.

     Management is responsible for the Companies' internal controls and the financial reporting process, including the integrity and objectivity of the financial statements.  The independent accountants are responsible for performing an independent audit of the Companies' financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Committees monitor and oversee these processes.  The
Committees' members are not accountants or auditors by profession and, therefore, have relied on certain representations from management and the independent accountants about the carrying out of their respective responsibilities.

     In connection with the December 31, 2001, financial statements, the Audit Committees:

     o   reviewed and discussed the audited financial statements with Company management;

     o   discussed with Arthur Andersen LLP, the Companies' independent public accountants for calendar year
         2001, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit
         Committees); and

     o   received the written disclosures required by Independence Standards Board Standard No. 1 (Independence
         Discussions with Audit Committees) and discussed with Arthur Andersen its independence from the
         Companies.

     Based upon these reviews and discussions, the Edison International and SCE Audit Committees recommended to their respective Boards of Directors that the audited financial statements be included in the Edison
International and SCE 2001 Annual Reports on Form 10-K to be filed with the SEC.

                                            Audit Committees of the
                                          Edison International and SCE
                                              Boards of Directors
                                              -------------------
                        Daniel M. Tellep (Chair)           Robert H. Smith
                        Carl F. Huntsinger                 Thomas C. Sutton
                        Charles D. Miller

---------------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

                                        INDEPENDENT PUBLIC ACCOUNTANT FEES

     The following table sets forth the aggregate fees billed to Edison International (consolidated total including Edison International and its subsidiaries) and SCE, respectively, for the fiscal year ended
December 31, 2001, by Arthur Andersen:

                                                              Edison International
                                                                       and
                                                                  Subsidiaries               SCE
                                                                     ($000)                 ($000)
                                                                     ------                 ------

          Audit Fees                                                  4,566                 1,341
          ---------------------------------------------------------------------------------------
          Financial Information Systems Design
            and Implementation Fees                                     214                    --
          ---------------------------------------------------------------------------------------
          All Other Fees:
            Tax                                                       3,564                   537
            Audit-Related                                               714                   210
            Advisory:
               Support Work Related to the
                 California Energy Crisis and
                 California Regulatory Issues                         4,838                 4,838
               Benefit Plan Review                                      790                    --
               Other Advisory                                         1,696                 1,084
                                                                    -------                 -----
          Total All Other Fees                                       11,602                 6,669
          ---------------------------------------------------------------------------------------

                                      INDEPENDENT PUBLIC ACCOUNTANTS FOR 2002

     The Edison International and SCE Boards have selected Arthur Andersen LLP as the Companies' independent public accountants for calendar year 2002.  Arthur Andersen is an international public accounting firm which provides leadership in public utility accounting matters.  The Audit Committees of the Boards of Directors have considered whether the provision of the non-audit services described above is compatible with maintaining Arthur
Andersen's independence.

     Representatives of Arthur Andersen are expected to attend the annual meeting to respond to appropriate questions and to make a statement if they wish.

                                     SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
                                               2003 ANNUAL MEETINGS

     To be considered for inclusion in the 2003 proxy statement, shareholder proposals for the Edison
International and SCE 2003 annual meetings must be received by December 5, 2002.

     Shareholders intending to bring any other business before an annual meeting, including Director nominations, must give written notice to the Edison International or SCE Secretary, as the case may be, of the business to be presented.  The notice must be received at Company offices within the periods, and with the information and documents, specified in the Bylaws.  A copy of the Bylaws may be obtained by writing to the Edison International or SCE Secretary.

     Assuming that the 2003 annual meetings of shareholders are held on May 15, 2003, as currently specified by the Bylaws, the period for the receipt by the Edison International or SCE Secretary of written notice of other business to be brought by shareholders before the 2003 annual meetings of shareholders, including Director nominations, will begin on October 7, 2002, and end on December 5, 2002.

                                  AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

     The Edison International and SCE 2001 Annual Reports on Form 10-K, including the financial statements and the financial statement schedules but excluding other exhibits, will be furnished without charge to shareholders upon written request.  These reports are expected to be available for distribution after March 31, 2002.

     A copy may be requested by writing to:

                                               Ms. Betty Hutchinson
                                       Law Department, Corporate Governance
                                 Edison International (or SCE, as the case may be)
                                      2244 Walnut Grove Avenue, P. O. Box 800
                                            Rosemead, California 91770

                                              OTHER PROPOSED MATTERS

     The Edison International and SCE Boards were not aware by December 20, 2001 (the latest date for shareholders to provide advance notice of business intended to be presented at the annual meeting) of any other matters which can properly be presented for action at the annual meeting.

     If any other matters should properly come before the annual meeting, including matters incident to the conduct of the annual meeting, the proxies will vote the shares in accordance with their judgment.  Discretionary authority to do so is included in the proxies.

Dated:  April 4, 2002

                                                              For the Boards of Directors,

                                                              /s/ BEVERLY P. RYDER
                                                              BEVERLY P. RYDER, Vice President
                                                              and Secretary, Edison International,
                                                              Secretary, Southern California Edison Company

                                                    APPENDIX A

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                                      CHARTER FOR THE AUDIT COMMITTEE OF THE
                                                BOARD OF DIRECTORS

                                         Adopted by the Board of Directors
                                                 December 13, 2001

Membership

     The Audit Committee ("Committee") of the Board of Directors ("Board") shall consist of not less than four nor more than seven members of the Board.  Each Committee member shall be appointed by the Board and shall serve until a successor shall be appointed by the Board.  The Board shall designate one of the Committee members as
Chair ("Chair") who shall preside over meetings of the Committee and report Committee actions to the Board.

     Each member of the Committee shall be (i) independent as determined pursuant to the listing standards of any stock exchange on which the Company is listed, subject to any exceptions provided in such standards; and
(ii) financially literate as determined by the Board, which shall mean at a minimum able to read and understand fundamental financial statements including a balance sheet, income statement, and cash flow statement, or become financially literate within a reasonable time after appointment.  At least one member shall have accounting or related financial management expertise as determined by the Board, which shall mean at a minimum past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings and Other Actions

     At least four regular meetings per year shall be held with the Company's independent public accountants, one of which shall be held at the completion of the annual audit and before the Company's annual financial statements are published, and three of which shall be scheduled at the direction of the Chair.  Additional meetings may be requested by any Committee member.  Regular meetings normally shall be attended by the Company's chief executive officer, chief financial officer, chief accounting officer, chief legal officer, and chief internal auditor and representatives of the independent public accountants retained by the Company.  The Committee may meet in executive session at its discretion.  Representatives of management, the independent public accountants, and the chief internal auditor each shall be given the opportunity to meet privately with the Committee.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business.
Meetings shall be held at the principal offices of the Company or as directed by the Chair.

     The Company's Secretary shall keep, or appoint an appropriate employee of the Company to keep, regular minutes of all Committee proceedings.  The minutes of each meeting shall be reviewed and approved by legal counsel and the Chair.  The approved minutes shall become a permanent corporate record maintained by the
Company's Secretary.  A report on the Committee's activities shall be provided to the Board after each meeting.

A-1

     Unless otherwise provided in this Charter, the meetings and any other actions of the Committee shall be governed by the provisions of Article III of the Bylaws of the Company applicable to meetings and actions of the
Board.

Duties and Responsibilities

     The Committee shall exercise the following powers and duties at least annually:

         1.   Recommend to the Board the appointment of the Company's independent public accountants. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants, who shall be ultimately accountable to the Board and the Committee.

         2.   Ensure that the independent public accountants submit to the Committee a formal written statement delineating all relationships between such accountants and the Company, including information required by Independence Standards Board Standard No. 1.  Review any disclosed relationships and the scope of the professional services performed or to be performed by the independent public accountants as well as the related fees and consider the possible effect that these services could have on the independence of such accountants.  Actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and recommend to the Board, if necessary, that appropriate action be taken in response to such accountants' report to satisfy itself of and otherwise oversee the accountants' independence.

         3.   Review the independent public accountants' and internal auditors' evaluations of the adequacy of the Company's internal controls, and the extent to which major recommendations made by the independent public accountants and the Company's chief internal auditor have been implemented by management.

         4.   Review with management the audit plans of the independent public accountants and the Company's internal auditors in light of current and contemplated business activities.

         5.   Review with the independent public accountants, upon completion of their audit, the Company's year-end audited financial statements and related notes, including the matters required to be discussed by Statement on Auditing Standards No. 61, the results of their examination, any report or opinion proposed to be rendered in connection therewith and any unresolved disagreements with management concerning accounting or disclosure matters.

         6.   Review information provided by management on issues such as litigation and regulatory proceedings, environmental compliance, health and safety compliance, information technology security, and legal compliance.

         7.   Review information provided by the chief internal auditor and management regarding business ethics monitoring and internal auditing programs.

         8.   Review and discuss with management the Company's year-end audited financial statements.

A-2

         9.   Recommend to the Board that the year-end audited financial statements be included in the Company's
              Annual Report on Form 10-K.

        10.   Review and reassess the adequacy of the Committee charter.

        11.   Provide a report in the Company's proxy statement when required by the Securities and Exchange
              Commission.

     In addition, the Committee shall exercise the following duties and responsibilities at its discretion:

         1.   Request the independent public accountants, the Company's chief internal auditor or management to conduct any reviews or studies considered necessary.  As deemed appropriate by the Committee, it shall direct and supervise an investigation into any matter within the scope of its duties and responsibilities.  In connection with any such investigation, the Committee shall have the authority to utilize the Company's internal audit staff and to employ outside counsel or consultants at Company expense.

         2.   Perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

     While the Committee has the duties and powers set forth in this Committee charter, it is not the duty of the
Committee to conduct audits or carry out its own independent analyses for purposes of determining that the
Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent public accountants.  Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants or to assure compliance with laws and regulations and the Company's Standards of
Conduct.

A-3

SOUTHERN CALIFORNIA
EDISON
An *EDISON INTERNATIONAL* Company

Proxy/Voting Instruction Card

PROXY

The shares will be voted as indicated on this card. **WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEM 1.** In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE MARK, SIGN, DATE AND RETURN ALL CARDS YOU RECEIVE PROMPTLY USING THE ENCLOSED ENVELOPES. TO VOTE BY PHONE OR THE INTERNET, PLEASE SEE THE REVERSE SIDE OF THIS CARD.

SEE REVERSE SIDE

▲ FOLD AND DETACH HERE ▲

ADMISSION TICKET

Edison International
Southern California Edison Company
Annual Meeting of Shareholders
May 14, 2002 at 10:00 a.m., Pacific Time
DoubleTree Hotel Ontario
222 N. Vineyard Avenue
Ontario, California
Space is limited;
Doors open at 9:00 a.m., Pacific Time.
Registration desk opens at 8:00 a.m., Pacific Time.

Please present this ticket to attend the meeting.

N
BASELINE RD
30
SAN DIMAS
LA VERNE
CLAREMONT
FOOTHILL BLVD
EUCLID AVE
UPLAND
VINEYARD AVE
ARCHIBALD AVE
HAVEN AVE
210
10
MONTCLAIR
HOLT BLVD
D ST
ONTARIO
POMONA
DOUBLETREE HOTEL
ONTARIO INTERNATIONAL AIRPORT
15
57
71
60
CHINO
83

X Please mark your votes as in this example.

3791

The Directors recommend a vote of "FOR" Item 1.				
1. **Election of Directors**	FOR ALL ☐	WITHHOLD FOR ALL ☐	FOR ALL EXCEPT ☐	**Nominees:** 01-A.J. Fohrer, 02-B.M. Freeman, 03-J.C. Hanley, 04-B. Karatz, 05-L.G. Nogales, 06-R.L. Olson, 07-J.M. Rosser, 08-R.T. Schlosberg, III, 09-R.H. Smith, 10-T.C. Sutton, 11-D.M. Tellep

(INSTRUCTION: to withhold authority to vote for any individual nominee, write such name(s) in the space provided below.)

____

SIGNATURE (S)______________________________ DATE______________

IMPORTANT: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

▲ FOLD AND DETACH HERE ▲

SOUTHERN CALIFORNIA EDISON
An EDISON INTERNATIONAL Company

SOUTHERN CALIFORNIA EDISON COMPANY
ANNUAL MEETING – MAY 14, 2002
Southern California Edison Company offers
Phone or Internet voting 24 hours a day, 7 days a week, through midnight, May 13, 2002

On a touch-tone phone, call toll-free 1-877-779-8683 (outside the US and Canada, call 201-536-8073).

- ➢ Have your proxy card and social security number ready.
- ➢ Enter the control number from the box above, just below the perforation.
- ➢ Follow the voting instructions.
- ➢ Your vote will be repeated to you, and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/sce

- ➢ Have your proxy card and social security number ready.
- ➢ Enter the control number from the box above, just below the perforation.
- ➢ Follow the voting instructions.
- ➢ Your vote will be repeated to you, and you will be asked to confirm it.

Your vote by phone or Internet authorizes the proxies named on the reverse of this card to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If you have voted by phone or Internet, please do not return the proxy card.
THANK YOU FOR VOTING!

Internet Voting Screen No. 1

[Equiserve Logo]

VOTE BY NET
[Graphic Omitted]

Welcome to the Equiserve online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

Authentication:            Login using your voter control number
Delivery preference:       Setup future delivery of your annual meeting materials
Voting:                    Cast your vote and receive your confirmation online
Finish:                    Update your address and review other options

If you have more than one proxy card, instruction card or ballot, please vote them one card at a time.  To get started now, login below and click "Continue."
----------------------------------------------------------------------------------

Step 1: Authentication

Enter the voter control number as it appears on your
proxy card, instruction card or ballot.                                [______________________________]

Enter the last 4 digits of the  U.S. social security
number (SSN) or the U.S. taxpayer identification
number (TIN) for this account.*                                        [__________]

*If you do not have a SSN or TIN for
this account, please leave this box blank.

                                                                                                     CONTINUE
                                                                                                     --------

Copyright(C)2002 EquiServe.  All rights reserved.

Internet Voting Screen No. 2

[Equiserve Logo]

VOTE BY NET
[Graphic Omitted]

[Southern California Edison Company Logo]

         Welcome

         Name Line
         Address Line
         City, State, Zip Line

                                                                                                     CONTINUE
                                                                                                     --------

Copyright(C)2002 EquiServe.  All rights reserved.

Internet Voting Screen No. 3

[Equiserve Logo]

VOTE BY NET
[Graphic Omitted]

[Southern California Edison Company Logo]

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THEODORE F. CRAVER, JR. are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Southern California Edison Company to be held at the DoubleTree Hotel Ontario, 222 N. Vineyard
Avenue, Ontario, California, on May 14, 2002, at 10:00 a.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matter listed below.

The shares will be voted as indicated on this card.  In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

Southern California Edison Company Directors recommend a vote:

"FOR" all Nominees

Check this box to cast your vote in accordance with the
recommendation of Southern California Edison Company Directors:                                  [__]

---------------------------------------------------------------------------------------------
Southern California Edison Company Directors recommend a vote "FOR" all Nominees.

1.  Election of Directors  [__] FOR ALL NOMINEES, except as noted below         [__]  WITHHOLD AS TO ALL NOMINEES

                               [__] A.J. Fohrer     [__]      B.M. Freeman            [__]     J.C. Hanley
                               [__] B. Karatz       [__]      L.G. Nogales            [__]     R.L. Olson
                               [__] J.M. Rosser     [__]      R.T. Schlosberg, III    [__]     R.H. Smith
                               [__] T.C. Sutton     [__]      D.M. Tellep

If applicable, click the option box:

                                    [__]    Mark here if you plan to attend the annual meeting.

                                    [__]    If you receive more than one set of Proxy Materials at the address shown on this proxy card and have no need for the extra copies, please mark here.
                                            Proxy cards will continue to be mailed to this account.  Please make sure that at least one account continues to receive these materials.

                                    [__]    If you wish to receive shareholder communications including Proxy Statements and Annual Reports via the Internet as described in the Proxy Statement, please mark here.

To cast your vote please click "Submit.".
(Note: Your vote will not be counted until you click "Submit.")
                                                                                                        SUBMIT
                                                                                                        ------

Copyright(C)2000 EquiServe.  All rights reserved.

Internet Voting Screen No. 4

[Equiserve Logo]

VOTE BY NET
[Graphic Omitted]

[Southern California Edison Company Logo]

Name:
Address Line:
City, State, Zip Line
Control Number:
Confirmation Number:
Date:

Thank you for using Equiserve's Vote-By-Net Facility.
---------------------------------------------------------------------

Step 3:  Summary of your vote

Your vote was recorded by Equiserve as follows:

         1.  Election of Directors                   [Stockholder's vote inserted here.]

------------------------------------------------------------------------------------

Please keep a copy for your records.  To change your vote click "Back."

You can now vote another ballot or click "Finish" to exit to Equiserve Homepage.

                                                                                BACK                FINISH
                                                                                ----                ------

Copyright(C)2000 EquiServe.  All rights reserved.

                                           2002 TELEPHONE VOTING SCRIPT

                               TOLL FREE FROM THE U.S. AND CANADA: 1-877-PRX-VOTE OR 1-877-779-8683
                                    CALL COLLECT FROM OUTSIDE THE U.S. AND CANADA: 201-536-8073

1.     Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2.     Enter the Voter Control Number as it appears on the card followed by the pound sign.

       One moment please while we verify your information.

3.     Enter the last four digits of the U.S. social security number or the U.S. taxpayer identification number for this account followed by the pound sign.

4.     The company that you are voting is Southern California Edison Company.

5.     Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

6.     To vote the proposal in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on the proposal, press 2.
       If 1, go to 8.
       If 2, go to 7.

7.     Item # 1.  To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
       If 1, go to 8.
       If 2, go to 8.
       If 3, go to Director Exception.

                  Director Exception

                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote, followed by the pound key. Or, if you have completed voting on directors, press the pound key again.

                           If pound key entered twice, go to 8.
                           If valid nominee number, go to Next Nominee.
\

                  Next Nominee

                  To withhold your vote from another nominee enter the 2-digit number next to the nominee followed by the pound key. Or if you have completed voting on directors press the pound key again.

                           If pound key entered twice, go to 8.
                           If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number

                  You have entered an invalid nominee number.

                           {Go to Next Nominee.}

8.     If you would like to attend the annual meeting, press 1. If not, press 2.
       If 1, go to 9.
       If 2, go to 9.

9.     If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1. If not, press 2.
       If 1, go to 10.
       If 2, go to 10.

10.    If you are interested in receiving shareholder communications including annual meeting materials electronically, press 1.  If not, press 2.
       If 1, go to 11.
       If 2, go to 11.

11.    You have cast your vote as follows:

|X|    Play back Playback back the appropriate vote for this proxy card.}

                  Default Playback

                  You have voted in the manner recommended by the Board of Directors.

                  Director Proposal Playback

                  Voted for all nominees: Item #1.  You have voted for all nominees

                  Withhold from all nominees: Item #1. You have voted to withhold your vote from all nominees.

                  Withhold from individual nominees: Item # 1. You have voted for all nominees except for the following nominee numbers.

12.     To confirm your vote, press 1.  To cancel your vote, press 2.
         If 1, go to 14.
         If 2, go to 13.

13.    Your vote has been cancelled.  If you wish to vote this card or another card, press 1.  Otherwise, please hang up and mark, sign, and return your card in the envelope provided.  Thank you for calling.

14.    Your vote has been successfully recorded.  It is not necessary for you to mail in your card.  If you wish to vote another card or change your vote, press 1.  Otherwise, please hang up. Thank you for voting.

                  Invalid Control Numbers

                  We were unable to authenticate the information that you entered.

                  Invalid Social Security Number or Taxpayer Identification Number

                  We were unable to authenticate the information that you entered.

                  No Key Pressed

                  Go to the same item (repeat three times); otherwise, go to Error.

                  Invalid Number

                  You have entered an invalid option.  Go to the same item (repeat three times); otherwise, go to
                  Error.

                  Error

                  We are unable to process your request at this time. Thank you for calling.

                           {Call ends.}